                           Non-Standardized Safe Harbor Adoption Agreement (001)

                           Adoption Agreement For The
                     Vanguard Prototype 401(k) Savings Plan


Please complete the following:

1.  Background Information

    (a) Name of Employer   Brockway Standard (Ohio), Inc.
                           -----------------------------

     (b)  Address  c/o BWAY Corporation
                   --------------------
                        8607 Roberts Drive, Suite 250, Atlanta, GA 30350
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     (c)  Telephone (770) 587-0888
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     (d)  Tax I.D. Number 650666452
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     (e)  Name of Plan   Brockway Standard (Ohio), Inc. Bargaining Unit Savings
                         ------------------------------------------------------
                         Plan
                         ----

     (f)  Plan Adoption Date (please check one)

          [x] New Plan: If the Employer is adopting the Prototype Plan as a new, plan for Employees, the Effective Date of the Plan is July 1, 1997

          [ ] Amended Plan: If the Employer is adopting the Prototype Plan as the amended and restated version of an existing plan for Employees, the Effective Date of the amended and restated Plan is_____________________________________________________________.

          [ ]

     (g)  Plan Year (please check one)

               [X] Calendar year                     [ ] Year ending

     (h)  Plan Administrator

          Please identify the individual(s) or committee that has been appointed by the Employer to serve as Plan Administrator (if no designation is made, the Employer will be considered the Plan Administrator):

          Brockway Standard (Ohio), Inc. Benefits Committee
          -------------------------------------------------

          -------------------------------------------------

     Specimen Signatures

     Please provide the name(s), title(s) and specimen signature(s) of the individual(s) authorized to act as, or on behalf of, the Plan
     Administrator:

     1)     David P. Hayford                            /s/ DAVID P. HAYFORD
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                  Name                                          Signature

            Blair G. Schlossberg                        /s/ BLAIR G. SCHLOSSBERG
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                  Name                                          Signature

     2)     John T. Stirrup                             /s/ JOHN T. STIRRUP
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                  Name                                          Signature

            Steven H. Wise                              /s/ STEVEN H. WISE
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                  Name                                          Signature

                     (Use Additional Sheets if Necessary)

     (i)    Plan Trustee

            Please identify the individual(s) or corporate fiduciary that has been appointed by the Employer to serve as Trustee for the Plan:

            Vanguard Fiduciary Trust Company
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            P.O. Box 2900, Valley Forge, PA   19482
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     (j)    Supplements

            From time to time supplements may by amendment be attached to and form a part of the Plan and shall be given the same effect that such provision would have if it was incorporated within the basic text of the Plan. Such supplements may modify or supplement the provisions of the Plan as they apply to particular groups of employees or groups of participants, shall specify the persons affected by such supplements and shall supersede the other provisions of the Plan to the extent necessary to eliminate inconsistencies between the Plan provisions and the provisions of such supplements.

2.   Participation Requirements

     (a)  Eligible Employees

            Employees of Brockway Standard (Ohio), Inc. who are employed at the Solon, Ohio location and who are represented by the International Association of Machinists and

     Aerospace Workers, District No. 54 shall be eligible to participate in the Plan as follows:

     1) Employees who are prefunded through July 31, 1998 under the Crown Cork & Seal Company, Inc. Hourly Pension Plan for International Association of Machinists and Aerospace Workers, Local 233, Solon Plant No. 55 (the "Crown Plan") shall be eligible to participate in this Plan on August 1, 1998;

     2) Employees who are on layoff as of the date hereof who are not prefunded under the Crown Plan shall be eligible to participate in this Plan after they are reemployed as active Employees; and

     3) Employees who are newly hired who do not fall under (a) or (b) above shall be eligible to participate in this Plan after completing 60 working days of employment.

          [ ]  Employees described below:


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               Important:  You may designate any categories of Employees to be excluded from participation in the Plan (such as hourly-pay or salary-pay employees, employees of a separate unit or division, employees covered by a separate plan, etc.). However, for tax qualification purposes, the Plan must satisfy the minimum participation and coverage requirements of Sections 401(a)(26) and 410(b) of the Code.

(b)  Maximum Age and Service Conditions

          Employees who are eligible to participate in the Plan shall be required to satisfy the following minimum age and service conditions prior to the commencement of participation in the Plan:

          [X]    No minimum age or service conditions.

          [ ] Minimum age condition: Employees shall be required to have attained age ___________(may not exceed age 21).

          [ ] Minimum service condition: Employees shall be required to have completed one Year of Service.

(c)  Commencement of Participation

     Employees who satisfy the participation requirements designated in (a) and
     (b) above as of the Effective Date of the Plan shall commence participation (or continue participation) in the Plan on the Effective Date. Employees who satisfy the participation requirements after the Effective Date shall commence participation in the Plan on their Entry Dates. For these purposes, an Employee's Entry Date shall be:

     [X] Prospective Payroll Entry Dates: The first day of the Employer's regular payroll period (or, if earlier, the first day of the Plan
          Year) following the date the Employee satisfies the participation requirements designated above.

     [ ] Prospective Monthly Entry Dates: The first day of the calendar month following the date the Employee satisfies the participation requirements designated above.

     [ ] Prospective Quarterly Entry Dates: The first day of the calendar quarter (or, if earlier, the first day of the Plan Year) following the date the Employee satisfies the participation requirements designated above.

     [ ] Prospective Semi-Annual Entry Dates: The earlier of (i) the first day of the Plan Year or (ii) the first day, of the seventh calendar month of the Plan Year which coincides with or next follows the date the Employee satisfies the participation requirements designated above.

     [ ] Annual Entry Date: The first day of the Plan Year nearest to the date that the Employee satisfies the participation requirements designated above.

(d) Service With Predecessor Employer

    If Employees shall be credited with Years of Service for both eligibility and vesting purposes for service with any predecessor employer, please identify each such predecessor employer below:

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(e) Determination of Hours of Service

    Employees shall be credited with Hours of Service for purposes of determining their eligibility to participate in the Plan and their vested amounts under the Plan in accordance with the method selected below (only one method may be selected and the method selected must apply to all Employees):

          [ ] Actual hours method: Employees shall be credited with Hours of Service based on the actual hours for which the Employee is paid or entitled to payment in accordance with the provisions of
               Article 2.26 of the Plan.

          [ ] Daily equivalency method: Employees shall be credited with 10 Hours of Service for each day for which the Employee would be credited with at least one Hour of Service under Article 2.26 of the Plan.

          [ ] Weekly equivalency method: Employees shall be credited with 45 Hours of Service for each week for which the Employee would be credited with at least one Hour of Service under Article 2.26 of the Plan.

          [ ] Semi-monthly payroll period equivalency method: Employees shall be credited with 95 Hours of Service for each semimonthly payroll period for which the Employee would be credited with at least one Hour of Service under Article 2.26 of the Plan.

          [ ] Monthly equivalency method: Employees shall be credited with 190 Hours of Service for each month for which the Employee would be credited with at least one Hour of Service under Article 2.26 of the Plan.

          [X] Elapsed Time Method: The plan is maintained on an elapsed time basis; eligibility, period of service, and breaks in service will be determined in accordance with the elapsed time rules of Internal Revenue

3.  Definition of Compensation

    For purposes of the Plan, "Compensation" shall be defined as follows (except as otherwise specifically provided in the Plan):

    [ ] Wages for federal tax withholding purposes: Compensation shall mean all wages within the meaning of Section 3401(a) of the Code for purposes of applying federal income tax withholding at the source, determined without regard to rules which limit the remuneration included in wages based on the nature or location of employment or the services performed.

    [ ] Wages for W-2 purposes: Compensation shall mean all wages within the meaning of Section 3401(a) of the Code and all other payments of compensation in the course of the Employer's trade or business for which the Employer is required to furnish a written statement (Form W-
         2) under Sections 6041(d) and 6051(a)(3) of the Code.

     [ ] Section 415 safe harbor compensation: Compensation shall mean Compensation as defined. in Article 11.1(b) of the Plan for purposes of the limitations of Section 415 of the Code.

     [ ] Wages for withholding purposes excluding certain items: Compensation shall mean all wages within the meaning of Section 3401(a) of the Code for purposes of applying federal income tax withholding at the source, determined without regard to rules which limit the remuneration included in wages based on the nature or location of employment or the services performed, but excluding the following items:

          [ ]  Commissions
          [ ]  Bonuses
          [ ]  Overtime

          [ ]  Other (specify)
                              --------------------------------------------------
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               -----------------------------------------------------------------

     [X] Other definition of Compensation (specify): Wages for W-2 purposes plus pre-tax contributions to 401(k) plans, 125 plans or 129 plans but excluding any car allowances and relocation expenses.
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

4.   Employee Pre-Tax Contributions

     (a)  Employee Pre-Tax Contributions

          [X] If this option is selected, a Participant may elect to make Employee Pre-Tax Basic Contributions to the Plan in an amount up to 4% (fill in the percentage or amount) of the Compensation otherwise payable to the Participant.

     (b)  Employee Pre-Tax Supplemental Contributions (Optional)

          [X] If this option is selected, a Participant who has elected to make Employee Pre-Tax Basic Contributions in the maximum amount determined under (a) above may also elect to make Employee Pre-Tax Supplemental Contributions to the Plan in an amount up to 6% (fill in the percentage or amount) of the Compensation otherwise payable to the Participant.

                Note: This distinction between "Basic" and "Supplemental" Contributions is appropriate for Employers who wish to make Employer Matching Contributions under Section 6 below based-on Employee Pre-Tax Basic

               Contributions, while also permitting Participants to make "non-matched" Employee Pre-Tax Supplemental Contributions.

     (c)  Employee Pre-Tax Bonus Contributions (Optional)

     [ ] If this option is selected, a Participant may elect to make Employee Pre-Tax Bonus Contributions to the Plan in an amount up to __________________% (fill in the percentage or amount) of any bonus otherwise payable to the Participant for the Plan Year.

          Note: This option for Employee Pre-Tax Bonus Contributions is appropriate for Employers who wish to permit Participants to defer different percentages or amounts of their bonuses do their regular pay or who wish to permit Participants to defer their bonuses on a different matching basis than regular pay. Otherwise, bonuses will be eligible for reduction as Employee Pre-Tax Basic and Supplemental Contributions (unless you exclude bonuses from the Compensation which is eligible for reduction under (a) above). See Article 4.2(h) of the Plan.

     (d)  Aggregate Limit on Employee Pre-Tax Contributions (Optional)

          [X] If this option is selected, the maximum amount of Employee Pre-Tax Contributions (including Employee Pre-Tax Basic, Supplemental and Bonus Contributions) which a Participant may elect to have made to the Plan for any Plan Year shall not exceed 10% (fill in the percentage or amount) of the Participant's Compensation for the Plan Year.

5.   Employee After-Tax Contributions (Optional)

     [X] Employee After-Tar Contributions: If this option is selected, a Participant may elect to make Employee After-Tax Contributions to the Plan for a Plan Year in an amount up to 10% (fill in the percentage or amount) of the Participant's Compensation for the Plan Year.

     [X] Coordination with Employee Pre-Tax Contributions: If this option is selected, the maximum amount of Employee Pre-Tax Contributions and Employee After-Tax Contributions which a Participant may elect to make to the Plan for any Plan Year shall not exceed 10% (fill in the percentage or amount) of the Participant's Compensation for the Plan Year.

6.   Employer Matching Contributions (Optional)

     [X] Fixed Formulas: If this option is selected, the Employer shall make Employer Matching Contributions on behalf of each Participant for a Plan Year equal to:

          1) 100% (fill in the percentage or amount) of Employee Pre-Tax Basic Contributions on behalf of the Participant for the Plan Year up to 2% (fill in the percentage or amount if applicable) of the Participant's Compensation for the Plan Year, and 50% of any excess Employee Pre-Tax Basic Contribution up to the additional 2% (fill in the percentage) that is allowed under Section 4(a). The total Matching Contributions for a Participant under (1) and
               (3) shall not exceed 3% of the Participant's Compensation for the Plan Year;

          2) ______ (fill in the percentage or amount) of the amount of Employee Pre-Tax Bonus Contributions on behalf of the Participant for the Plan Year up to _______ (fill in the percentage or amount) of the Participant's Compensation for the Plan Year; and

          3) 100% (fill in the percentage or amount) of Employee After-Tax Contributions on behalf of the Participant 2% (fill in the percentage or amount, if applicable) of the Participant's Compensation for the Plan Year, and 50% of any Employee After-Tax Contributions up 2% (fill in the percentage) more of the total After-Tax Contributions. A Participant will only be allowed a match on either a pre-tax or after-tax contribution, not both. The total Matching Contributions for a Participant under (1) and
               (3) shall not exceed 3% of the Participant's Compensation for the Plan Year.

     [ ] Discretionary Formula: If this option is selected, the Employer shall make Employer Matching Contributions for each Plan Year in an amount determined by the Employer in its sole discretion by resolution duly adopted on or before the last day for filing, its federal income tax return, including extensions, for the taxable year with or within which such Plan Year ends. Employer Matching Contributions shall be allocated to the Employer Matching Contribution Accounts of Participants in the proportion that each Participant's Employee Pre-Tax Basic Contributions for the Plan Year bear to the total Employee Pre-Tax Basic Contributions of all Participants for the Plan Year.

     [X] Aggregate Limit on Employer Matching Contributions: If this option is selected, the aggregate amount of Employer Matching Contributions on behalf of a Participant for any Plan Year shall not exceed 3% (fill in the percentage or amount) of the Participant's Compensation for the Plan Year.

7.   Employer Nonelective Contributions (Optional)

     [ ] Fixed Formula Based On Compensation: If this option is selected, the Employer shall make Employer Nonelective Contributions on behalf of each Participant for a Plan Year in an _____________% (fill in the percentage) of the Participant's amount equal to Compensation for the Plan Year.

     [ ] Discretionary Formula: If this option is selected, the Employer shall make Employer Nonelective Contributions for each Plan Year in an amount determined by the Employer in its sole discretion by resolution duly adopted on or before the last day for filing its federal income tax return, including extensions, for the taxable year with or within which such Plan Year ends. Employer Nonelective Contributions shall be allocated to the Employer Nonelective Contribution Accounts of Participants who participated in the Plan at any time during the Plan Year in the proportion that each such Participant's Compensation for the Plan Year bears to the total Compensation of all such Participants for the Plan Year.

8.   Directed Investments By Participants

     [x] Total Investment Direction: If this option is selected, each Participant shall be permitted to direct the investment of all amounts allocated to the Participant's separate accounts under the Plan.

     [ ] Limited Investment Direction: If this option is selected, a Participant shall be permitted to direct the investment of amounts allocated to the following of the Participant's separate accounts under the Plan (please complete the following if you wish to limit investment direction by Participants to certain accounts):

          [ ]  Employee Pre-Tax Contribution Account

          [ ]  Employee After-Tax Contribution Account

          [ ]  Employer Matching Contribution Account

          [ ]  Employer Nonelective Contribution Account

          [ ]  Rollover Contribution Account

     [x] Named Fiduciary Direction: To the extent that Participants do not direct investments, the Plan Administrator or the person or entity designated by the Employer below shall be responsible as the named fiduciary for directing and managing Plan investments (see Article 6.5 of the Plan):

          Brockway Standard (Ohio), Inc. Benefits Committee
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

9.   Distributions Upon Retirement

     A Participant (or the Participant's designated Beneficiary, in the event of the Participant's death) shall be entitled to receive the entire amounts credited to the Participant's separate accounts under the Plan upon the Participant's retirement on or after Normal Retirement Age, Disability or death. For purposes of the Plan, "Normal Retirement Age" shall mean:

          [x]  The date a Participant attains age 62 (not to exceed age 65).

          [ ]  The later of the date a Participant attains age
               __________________(not to exceed age 65) or the 5th anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

10.  Vesting Schedule

     A Participant who terminates employment prior to Normal Retirement Age for reasons other than death or Disability shall be entitled to receive the vested amounts credited to the Participant's Employer Matching Contribution Account and Employer Nonelective Contribution Account. These amounts shall be determined by the vesting schedules selected below:

     (a)  Vesting Schedule for Employer Matching Contribution Account

          [x] 100% Immediate Vesting: A Participant shall be fully (100%) vested upon commencement of participation in the Plan.

          [ ] Five-Year Cliff Vesting: A participant shall be fully (100%) vested upon completion of five Years of Service

          [ ] Seven-Year Graded Vesting: A Participant shall become vested according to the following vesting schedule:

                     Years of Service       Vested Percentage
                     ----------------       -----------------
                            3                      20%
                            4                      40
                            5                      60
                            6                      80
                        7 or more                 100

          [ ] Other (complete the following if a different vesting schedule is desired, with vested percentages for each Year of Service that satisfy Section 411(a)(2) of the Code):

                    Years of Service   Vested Percentage
                    ----------------   -----------------
                            3                 ___

                            4                 ___

                            5                 ___

                            6                 ___

                            7                 ___



     (b)  Vesting Schedule for Employer Nonelective Contribution Account


          [ ] 100% Immediate Vesting: A Participant shall be fully (100%) vested upon commencement of participation in the Plan.

          [ ] Five-Year Cliff Vesting: A Participant shall be fully (100%) vested upon completion of five Years of Service.

          [ ] Seven-Year Graded Vesting: A Participant shall become vested according to the following vesting schedule:

                   Years of Service    Vested Percentage
                   ----------------    -----------------
                          3                   20%

                          4                   40

                          5                   60

                          6                   80

                      7 or more              100


          [ ] Other (complete the following if a different vesting schedule is desired, with vested percentages for each Year of Service that satisfy Section 411(a)(2) of the Code):

                    Years of Service   Vested Percentage
                    ----------------   -----------------
                           3                  ___

                           4                  ___

                           5                  ___

                           6                  ___

                           7                  ___


11.  Installment Payment Option (Optional)

     [X] If this option is selected, a Participant who terminates employment with a total vested amount in excess of $3,500 shall be permitted to receive such amount in monthly, quarterly or annual installment payments (as an alternative to a single-sum payment) under Article 8.3(b) of the Plan. If applicable, this option shall apply to:

          [X] All such Participants who separate from service with the Employer.

          [ ] Only such Participants who separate from service with the Employer on or after Normal Retirement Age or upon Disability.

12.  Withdrawals (Optional)

     (a)  Withdrawals On Or After Age 59 1/2

          [X] If this option is selected, a Participant shall be permitted to make in-service withdrawals under Article 9.3 of the Plan upon attaining age 59 1/2.

     (b)  Hardship Withdrawals

          [X] If this option is selected, a Participant shall be permitted to make in-service withdrawals under Article 9.4 of the Plan upon establishing financial hardship.

13.  Loans (Optional)

     [X] If this option is selected, the Plan Administrator shall be permitted to direct the Trustee to make loans to Participants from their separate accounts under the Plan in accordance with the provisions of
          Article 10 of the Plan.

14.  Limitations on Allocations

     Note: You must complete this Section 13 only if the Employer maintains or has ever maintained another qualified plan in which any Participant in this Plan is or was a participant or could possibly become a participant.

     (a) Employers Who Also Maintains a Qualified Defined Contribution Plan Other Than Master Or Prototype Plan (See Article 11.4 of the Plan)

          If a Participant in this Plan is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, the provisions of Article 11.3 of the Plan will automatically apply as if the other plan was a Master or Prototype Plan unless the Employer hereby designates another method of limiting Annual Additions to the Maximum Permissible Amount (in a manner that precludes Employer discretion) by describing such method below:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     (b)  Employers Who Also Maintains a Qualified Defined Benefit Plan (See
          Article 11.5 of the Plan)

          If a Participant in this Plan is or has been covered under a qualified defined benefit plan maintained by the Employer, the sum of the Defined Benefit Plan and Defined Contribution Plan Fractions (as defined in Article 11.1 of the Plan) may not exceed 1.0. The method under which the Employer will satisfy this 1.0 limitation is described below:

          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

     (c)  Limitation Year

          For purposes of Article 11 of the Plan, the Limitation Year shall be the Plan Year unless another 12-consecutive month period is designated as the Limitation Year below:

          ----------------------------------------------------------------------

15.  Top-Heavy Provisions

     (a)  Minimum Vesting Schedules

          For any Plan Year in which the Plan is a Top-Heavy Plan (as defined in Article 12.2(b) of the Plan), a Participant's vested percentage in his or her Employer Matching Contribution Account and Employer Nonelective Contribution Account shall be 100% vested as provided in Section 10 of this Adoption Agreement:

          (i)  Employer Matching Contribution Account

               [ ] Three-Year Cliff Vesting: A Participant shall be fully (100%) vested upon completion of _________________ (may not exceed 3) Years of Service.

               [ ]  Six-Year Graded Vesting


                       Years of Service       Vested Percentage
                       ----------------    ------------------------
                              2            ___% (not less than 20%)
                              3            ___% (not less than 40%)
                              4            ___% (not less than 60%)
                              5            ___% (not less than 80%)

                            6 or more  100%

          (ii)      Employer Nonelective Contribution Account

                    [ ] Three-Year Cliff Vesting: A Participant shall be fully (100%) vested upon completion of ______(may not exceed 3) Years of Service.

                    [ ]  Six-Year Graded Vesting

                    Years of Service   Vested Percentage
                    ----------------   -----------------
                           2           ___% (not less than 20%)
                           3           ___% (not less than 40%)
                           4           ___% (not less than 60%)
                           5           ___% (not less than 80%)
                       6 or more       100%


                    Note: If the Plan's vesting schedules shift in or out of the schedules selected above because of changes to or from Top-Heavy Plan status, such shifts shall constitute amendments to the Plan's vesting schedules and the elections provided for in Article 14.1(c)(ii) of the Plan shall be applicable.

     (b)  Minimum Benefits

          For any Plan Year in which the Plan is a Top-Heavy Plan, the minimum benefit requirements of Section 416(c) of the Code shall be satisfied as follows (please select one of the following):

          [X] Minimum contributions under this Plan: Employer contributions under this Plan shall be made on behalf of every Participant who is not a Key Employee in accordance with Article 12.3(a) of the Plan. To the extent this requirement is not already satisfied by the Employer contributions provided under this Adoption Agreement (other than Employee Pre-Tax Contributions and Employer Matching Contributions), the Employer shall (select one, if applicable):

               [X] make additional Employer contributions on behalf of Participants who are not Key Employees for the Plan Year in the minimum amount necessary; or

               [ ] make additional Employer contributions on behalf of all Participant for the Plan Year in an amount equal to a uniform percentage of each Participant's Compensation, which percentage shall be determined by the Employer by resolution duly adopted on or before the last day for filing its federal income tax return, including extensions, for the taxable year with or within which such Plan Year ends.

          [ ] Minimum benefits under other qualified plan(s): The minimum benefit requirements of Section 416(c) of the Code shall be satisfied through one or more other qualified plans maintained by the Employer that are identified below:

               ----------------------------------------------------------------
               ----------------------------------------------------------------
               ----------------------------------------------------------------

     (c)  Present Value Determination

          This subsection (c) applies only if the Employer maintains or has maintained a defined benefit plan which has covered or could cover a Participant in this Plan. If this subsection (c) applies, the following interest rate, mortality table and valuation date shall apply for purposes of determining the present value of accrued benefits under the defined benefit plan (see Article 12.2(c), (g) and (h) of the Plan):

          Interest Rate: __________%    Mortality Table: _________________

                   Valuation Date: _____________ of each year

16.  Execution of Plan and Trust Agree

Important:

     1) Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

     2) The Sponsor will inform the Employer of any amendments made to the Plan or the discontinuance or abandonment of the Plan.

     3)   The name, address and telephone number of the Sponsor are as follows:

                    Vanguard Fiduciary Trust Company
                    Box 2600
                    Vanguard Financial Center
                    Valley Forge, PA  19482
                    1-800-523-1036

     4) The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service to the Sponsor as evidence that the Plan as adopted by the Employer is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to the qualification of this Plan, the Employer must apply to the appropriate Key District Office of the Internal Revenue Service for a determination letter.

     5) This Adoption Agreement may be used only in conjunction with the Vanguard Prototype 401(k) Savings Plan (Basic Plan Document 01).

          (a)  Execution By Employer

          In Witness Whereof, and intending to be legally bound, adopts the Vanguard Prototype 401(k) Savings Plan by causing this Adoption Agreement to be executed as of the date set forth below.

By:              Blair G. Schlossberg                   Secretary
           -------------------------------------------------------------------
                           Name                           Title

Signature    /s/ BLAIR G. SCHLOSSBERG
           -------------------------------------------------------------------

Date:            June 30, 1997
           -------------------------------------------------------------------

          (b)  Execution By Trustee(s)

          In Witness Whereof, and intending to be legally bound, the Trustee(s) named above hereby accepts its appointment as Trustee for the Plan, and hereby agrees to the terms and conditions of the Trust Agreement for the Plan.

Trustee:

By:       -------------------------------------------------------------------
                           Name                           Title

Signature -------------------------------------------------------------------

Date:     -------------------------------------------------------------------

Trustee:

By:       -------------------------------------------------------------------
                           Name                           Title

Signature -------------------------------------------------------------------

Date:     -------------------------------------------------------------------

                                 SUPPLEMENT A
                                      TO
                        BROCKWAY STANDARD (OHIO), INC.
                         BARGAINING UNIT SAVINGS PLAN

          A-1 Purpose. The purpose of this Supplement A is to provide for the special provisions which apply to Participants' investments in the BWAY Stock Fund.

          A-2 Conflicts Between Plan and This Supplement A. This Supplement A, together with the Plan, comprises the Plan with respect to Participants in this Supplement A. In the case of any conflict between the provisions of the Plan and this Supplement A, the terms and provisions of this Supplement A shall govern to the extent necessary to eliminate such conflict.

          A-3 Supplement A Participants. This Supplement A shall apply to all Participants unless otherwise specified in another Supplement with respect to one or more groups of Participants.

          A-4 Establishment of the BWAY Stock Fund. Effective July 1, 1997 (or as soon thereafter as possible), there will be established the "BWAY Stock Fund" under the Plan which normally shall be invested and reinvested in shares of common stock of BWAY Corporation, Brockway Standard (Ohio), Inc.'s parent corporation, which constitute "qualifying employer securities" under Sections 407(d)(3) and (5) of ERISA ("Company Shares"), with a small cash position to provide liquidity for the efficient management of the BWAY Stock Fund.

          A-5 Investments in Company Shares. Effective beginning with investment elections as of July 1, 1997 (or, if the BWAY Stock Fund has not then been established, effective beginning with investment elections as of the first business day thereafter as of which the BWAY Stock Fund has been established), Participants may elect pursuant to Article 6 of the Plan to have a portion of their total account invested by the Trustee in the BWAY Stock Fund. For this purpose it is intended that the Plan be considered an "eligible individual account plan" which explicitly provides for the acquisition and holding of "qualifying employer securities" and that the Trustee may invest up to 100% of the Trust Fund held by it in Company Shares, to the extent elected by Participants. Company Shares may be acquired by the Trustee through purchases on the open market, private purchases, purchases from BWAY Corporation (including purchases from BWAY Corporation of treasury shares), or otherwise. Except with respect to Company Shares purchased on the open market, no purchase of Company Shares shall be made at a price in excess of the closing price on the New York Stock Exchange for Company Shares on the business day on which Company Shares were last traded next preceding the date of purchase. Pending investment in Company Shares, Participant accounts invested in the BWAY Stock Fund pursuant to Participant's investment elections may be invested in cash.

          A-6 Allocation of Company Shares. As of each valuation date, all Company Shares then held under the BWAY Stock Fund shall be considered as purchased for the accounts of Participants who have elected to invest in the BWAY Stock Fund to the extent their respective accounts can be charged therefor on the basis of the established unit value of the BWAY Stock Fund as determined by the investment manager of the BWAY Stock Fund. The interest of a Participant who has elected to invest in the BWAY Stock Fund at any time shall be equal to the then value of a unit in the BWAY Stock Fund multiplied by the number of units then credited to such Participant.

          A-7 Additional Accounting Rules. The following additional accounting rule applies to Participants who have elected to invest in the BWAY Stock Fund and have had Company Shares credited to their accounts: if rights or warrants are issued with respect to any Company Shares held by the Trustee, such rights or warrants shall be sold by the Trustee and the proceeds thereof shall be appropriately reflected in Participants' accounts in accordance with rules established by the Brockway Standard (Ohio), Inc. Benefits Committee and uniformly applied.

          A-8 Voting of Company Shares. The Trustee shall furnish to each Participant who has Company Shares credited to his account notice of the date and purpose of each meeting of the stockholders of BWAY Corporation at which such Company Shares are entitled to be voted. The Trustee shall request from each such Participant instructions as to the voting at that meeting of Company Shares credited to his account. If the Participant furnishes such instructions to the Trustee within the time specified in the notification given to him, the Trustee shall vote such Company Shares in accordance with the Participant's instructions, except as may otherwise be required by ERISA. Such instructions shall be held in confidence and shall not be divulged or released to any person including any officer or any other Employee. All Company Shares credited to accounts as to which the Trustee does not receive voting instructions as specified above shall be voted by the Trustee proportionately in the same manner as the Trustee votes Company Shares to which the Trustee has received voting instructions as specified above, except as may otherwise be required by ERISA. Similarly, the Trustee shall furnish to each Participant who has Company Shares credited to his account notice of any tender offer for, or a request or invitation for tenders of, Company Shares made to the Trustee. The Trustee shall request from each such Participant instructions as to the tendering of Company Shares credited to his account and for this purpose the Trustee shall provide Participants with a reasonable period of time in which they may consider any such tender offer for, or request or invitation for tenders of, Company Shares made to the Trustee. Such instructions shall be held in confidence and shall not be divulged or released to any person, including any officer or any other Employee. The Trustee shall tender the Company Shares as to which the Trustee has received instructions to tender from Participants within the time specified by the Trustee, except as may otherwise be required by ERISA. Company Shares credited to accounts as to which the Trustee has not received instructions from Participants shall not be tendered unless otherwise required by ERISA. In carrying out the Trustee's responsibilities hereunder, the Trustee may rely on information furnished by the Brockway Standard (Ohio), Inc. Benefits Committee, including the names and current addresses of Participants, the number of Company Shares credited to their accounts, and the number of shares held by the Trustee that have not been allocated.

          A-9 Distribution of Company Shares. Amounts payable from the BWAY Stock Fund may be paid in cash or Company Shares, at the Participant's discretion, provided further that any fractional amount of Company Shares allocated to a Participant's account shall be paid in cash. Payments from the BWAY Stock Fund that are made in cash instead of Company Shares shall have a value equal to the proceeds obtained by the Trustee for the Company Shares sold to make such distribution. Company Shares in Accounts for which completed requests for distribution are received by the Trustee on any business day prior to 4:00 p.m., Eastern Standard Time, will be valued based on the closing price on the New York Stock Exchange for Company Shares on the business day that such request for distribution was received; provided that if no Company Shares were trade on such day, Company Shares will be valued based on the closing price on the New York Stock Exchange on the next preceding business day on which such Company Shares were traded. Company Shares in Accounts for which completed requests for distribution are received by the Trustee on or after 4:00 p.m. of any business day, Eastern Standard Time, will be valued based on the closing price on the New York Stock Exchange for Company Shares on next business day on which Company Shares are traded following such date on which such requests for distribution are received.

          A-10 Rule 16b-3. With respect to each person subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by the Plan Administrator fails so to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrator.

                     VANGUARD PROTOTYPE 401(k) SAVINGS PLAN



                            The Vanguard Group, Inc.
                           Vanguard Financial Center
                             Valley Forge, PA 19482

                    VANGUARD PROTOTYPE 401(k) SAVINGS PLAN

                               TABLE OF CONTENTS


                                                                                       Page
                                                                                       ----

1    INTRODUCTION........................................................................1
     1.1  Introduction...................................................................1

2    DEFINITIONS.........................................................................1

3    PARTICIPATION IN THE PLAN...........................................................8
     3.1     Eligibility to Participate..................................................8
     3.2     Commencement of Participation...............................................8
     3.3     Cessation of Participation..................................................8
     3.4     Year of Service for Eligibility Purposes....................................8
     3.5     Eligibility Computation Periods.............................................9
     3.6     Participation and Service upon Reemployment.................................9
     3.7     Transfers To or From Covered Status.........................................9

4   CONTRIBUTIONS.......................................................................10
    4.1      Employee Pre-Tax Basic and Supplemental Contributions......................10
    4.2      Salary Reduction Agreement.................................................10
    4.3      Employee Pre-Tax Bonus Contributions.......................................11
    4.4      Maximum Amount of Employee Pre-Tax Contributions...........................12
    4.5      Employee After-Tax Contributions...........................................13
    4.6      Employer Matching Contributions............................................13
    4.7      Employer Nonelective Contributions.........................................13
    4.8      Rollover Contributions.....................................................14
    4.9      Manner of Making Contributions.............................................14
    4.10     Transfer of Assets.........................................................15

5   NONDISCRIMINATION REQUIREMENTS......................................................15
    5.1      Definitions................................................................15
    5.2      Average Actual Deferral Percentage Tests...................................19
    5.3      Special Rules..............................................................19
    5.4      Treatment of Qualified Matching Contributions and Qualified
             Nonelective Contributions as Employee Pre-Tax Contributions................20
    5.5      Correction of Excess Contributions.........................................20
    5.6      Average Contribution Percentage Tests......................................22
    5.7      Special Rules..............................................................22
    5.8      Treatment of Employee Pre-Tax Contributions and Qualified
             Nonelective Contributions as Employer Matching Contributions...............23
    5.9      Correction of Excess Aggregate Contributions...............................24


     5.10   Multiple Use of Alternative Limitation...................................... 26
     5.11   Recordkeeping Requirements.................................................. 27

6    ALLOCATIONS AND INVESTMENTS........................................................ 28
     6.1    Receipt of Contributions by Trustee......................................... 28
     6.2    Establishment of Separate Accounts by Recordkeeper.......................... 28
     6.3    Allocation of Employer Nonelective Contributions under Integrated Plan...... 29
     6.4    Allocation of Forfeitures................................................... 30
     6.5    Investment of Plan Assets................................................... 31
     6.6    Allocation of Earnings and Losses........................................... 31
     6.7    Insurance Contracts......................................................... 32
     6.8    No Rights Created by Allocation............................................. 32

7    VESTING............................................................................ 32
     7.1    Full Vesting in Employee Contributions and Rollover Contributions........... 32
     7.2    Vesting in Employer Contributions........................................... 32
     7.3    Year of Service for Vesting Purposes........................................ 33

8    DISTRIBUTION OF BENEFITS........................................................... 34
     8.1    Distribution Upon Separation from Service................................... 34
     8.2    Distribution Upon Death..................................................... 34
     8.3    Optional Forms of Distribution; Participant Consent......................... 34
     8.4    Distribution Upon Written Instructions; Valuation of Distributions.......... 35
     8.5    Forfeitures Upon Separation from Service.................................... 36
     8.7    Joint and Survivor Annuity Requirement...................................... 41
     8.9    Notice and Explanation to Participants...................................... 42
     8.10   Waiver of Qualified Joint or Survivor Annuity or Qualified Preretirement
            Survivor Annuity............................................................ 42
     8.11   Exception To Joint and Survivor Annuity and Preretirement Survivor
            Annuity Requirements........................................................ 44
     8.12   Cash-Outs................................................................... 44
     8.13   Former Spouse Under Qualified Domestic Relations Order...................... 45
     8.14   Purchase of Annuities; Nontransferability Provisions........................ 45
     8.15   Commencement of Benefits.................................................... 45
     8.16   Designation of Beneficiary.................................................. 45
     8.17   Distributions Pursuant to Qualified Domestic Relations Orders............... 46
     8.18   Direct Rollovers............................................................ 46

9    WITHDRAWALS........................................................................ 47
     9.1    Withdrawals of Employee After-Tax Contributions............................. 47
     9.2    Withdrawals of Rollover Contributions....................................... 47
     9.3    Withdrawals on or After Age 59 1/2.......................................... 47
     9.4    Hardship Withdrawal......................................................... 48
     9.5    Manner of Making Withdrawals................................................ 49

10   LOANS.............................................................................. 50
     10.1   Amount of Loan.............................................................. 50
     10.2   Security for Loan........................................................... 50
     10.3   Interest Rate Charged....................................................... 50
     10.4   Repayment of Loans.......................................................... 51
     10.5   Default on Loan............................................................. 51
     10.6   Setoff of Loan Upon Distributions........................................... 51
     10.7   Manner of Making Loans...................................................... 51
     10.8   Spousal Consent Required.................................................... 52
     10.9   Accounting for Loans........................................................ 52

11   LIMITATIONS ON CONTRIBUTIONS AND BENEFITS.......................................... 52
     11.1   Definitions................................................................. 52
     11.2   Employers Who Maintain No Other Qualified Plans............................. 56
     11.3   Employers Who Maintain Other Qualified Manager or Prototype Defined
            Contribution Plans.......................................................... 57
     11.4   Employers Who Maintain A Qualified Defined Contribution Plan Other
            Than A Master Or Prototype Plan............................................. 58
     11.5   Employers Who Maintain A Qualified Defined Benefit Plan..................... 59

12   TOP-HEAVY PROVISIONS............................................................... 59
     12.1   Application................................................................. 59
     12.2   Definitions................................................................. 59
     12.3   Minimum Allocation.......................................................... 61
     12.4   Minimum Vesting Schedules................................................... 62

13   ADMINISTRATION..................................................................... 63
     13.1   Duties and Responsibilities of Fiduciaries; Allocation of Fiduciary
            Responsibility.............................................................. 63
     13.2   Powers and Responsibilities of the Plan Administrator....................... 63
     13.3   Allocation of Duties and Responsibilities................................... 65
     13.4   Expenses.................................................................... 65
     13.5   Liabilities................................................................. 65
     13.6   Claims Procedure............................................................ 65

14   AMENDMENT, TERMINATION AND MERGER.................................................. 66
     14.1   Amendment of Plan........................................................... 66
     14.2   Termination of Plan; Suspension of Contributions............................ 67
     14.3   Successor Employer.......................................................... 68
     14.4   Merger, Consolidation or Transfer........................................... 68
     14.5   Distribution Upon Termination of Plan or Disposition of Assets or
            Subsidiary.................................................................. 68

15   MISCELLANEOUS...................................................................... 69
     15.1   Exclusive Benefit of Participants and Beneficiaries......................... 69

     15.2   Leased Employees.............................................................69
     15.3   Crediting Service With Predecessor Employer..................................70
     15.4   Special Requirements For Controlled Business By Owner-Employees..............70
     15.5   Nonguarantee of Employment...................................................71
     15.6   Right to Trust Assets........................................................71
     15.7   Nonalienation of Benefits....................................................71
     15.8   Failure of Qualification.....................................................71
     15.9   Applicable Law...............................................................71

                                                          Basic Plan Document 01



                    VANGUARD PROTOTYPE 401(k) SAVINGS PLAN


                                  ARTICLE  1

                                 INTRODUCTION
                                 ------------

     1.1 Introduction. This 401(k) Savings Plan has been adopted by the Employer for the exclusive benefit of eligible Employees and their Beneficiaries. The Plan is to be maintained and administered according to the terms and conditions of this instrument. The assets of the Plan are held and managed by the Trustee in accordance with the terms and conditions of the Trust Agreement, which is considered to be an integral part of the Plan.


                                  ARTICLE  2

                                  DEFINITIONS
                                  -----------

     2.1 "Adoption Agreement" means the Adoption Agreement for the Vanguard Prototype 401(k) Savings Plan as executed by the Employer for purposes of adopting or amending the Plan. The provisions of the Adoption Agreement shall be considered an integral part of the Plan as if set forth fully herein.

     2.2 "Beneficiary" means a person or persons (natural or otherwise) designated by a Participant in accordance with Article 8.16 to receive any undistributed amounts credited to the Participant's separate accounts under the Plan at the time of the Participant's death.

     2.3 "Benefiting" means receiving an allocation under the Plan for a Plan Year in accordance with IRS Regulation (S)1.410(b)-3(a).

     2.4  "Break in Service" means:

          (a) for purposes of determining an Employee's eligibility to participate in the Plan, an eligibility computation period (as determined under Article 3.5) during which the Employee does not complete more than 500 Hours of Service; and

          (b) for all other purposes under the Plan, including the determination of the Employee's vested percentage under Article 7.4, a Plan Year during which an Employee does not complete more than 500 Hours of Service.

An Employee shall not be deemed to have incurred a Break in Service during any leave of absence granted in writing by the Employer.

     2.5 "Code" means the Internal Revenue Code of 1986, including any amendments thereto.

     2.6 "Compensation" means, for purposes of determining the amounts of contributions to the Plan by or on behalf of any Participant for a Plan Year, the total amount of Compensation (as that term is defined in Section 3 of the Adoption Agreement) which is actually paid by the Employer to the Participant while participating in the Plan during the Plan Year, adjusted as follows:

          (a) the Compensation of each Participant for a Plan Year shall include all Employee Pre-Tax Contributions made to the Plan on behalf of the Participant for the Plan Year and all pre-tax elective contributions made to any other plan by the Employer for the Plan Year pursuant to a salary reduction agreement with the Participant which are not includible in the Participant's gross income under Section 125, 402(e)(3), 402(h) or 403(b) of the Code, provided that the Employer has elected to treat all such pre-tax elective contributions as compensation with respect to all employees under all plans of the Employer; and

          (b) in no event shall the amount of Compensation of any Participant taken into account for any Plan Year exceed the Annual Compensation Limit. For these purposes, the Annual Compensation Limit for Plan Years beginning on or after January 1, 1994, is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost of living in accordance with
     Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for any calendar year shall apply to any Plan Year beginning in such calendar year. For Plan Years beginning on or after January 1, 1989, but before January 1, 1994, the Annual Compensation Limit is $200,000, as adjusted by the Commissioner of Internal Revenue at the same time and in the same manner as under Section 415(d) of the Code, with the exception that the adjustment in effect on January 1 of any calendar year is effective for any Plan Year beginning in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990. If a Plan Year consists of fewer than 12 months, the Annual Compensation Limit for such Plan Year shall be multiplied by a fraction, the numerator of which is the number of months in such Plan Year and the denominator of which is 12.

For purposes of the Annual Compensation Limit, the family aggregation rules of
Section 414(q)(6) of the Code shall apply, with the exception that in applying such rules the term shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such family aggregation rules, the Annual Compensation Limit is exceeded, then the Annual Compensation Limit shall be prorated among the affected individuals in proportion to each such individual's Compensation as otherwise determined under this Article 2.2 prior to the application of the Annual Compensation Limit (with the exception that such proration shall not apply for purposes of determining the portion of Compensation up to the Integration Level designated by the Employer in the Adoption Agreement if the Plan is an Integrated Plan). In the case of a Self-Employed Individual who is treated as employed by the Employer under Section 401(c) of the Code, Compensation shall include the individual's Earned Income as defined in Article 2.8.

     2.7 "Disability" means an inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of impairment shall be supported by medical evidence.

     2.8 "Earned Income" means the net earnings derived by an Employee from self-employment in the trade or business with respect to which the Plan is established and for which the personal services of the Employee are a material income-producing factor, determined without regard to any items not included in the Employee's gross income and the deductions allocable to such items. Net earnings shall be reduced by contributions by the Employer to a qualified plan to the extent deductions are allowed to the Employee for such contributions under Section 404 of the Code. Net Earnings shall be determined by taking into account any deduction allowed to the taxpayer under Section 164(f) of the Code.

     2.9 "Effective Date" means the date designated by the Employer in the Adoption Agreement as the date on which the provisions of the Plan, as originally adopted or as amended and restated by the Employer (whichever is applicable) shall apply.

     2.10 "Employee" means any individual who is employed (or treated as employed under Section 401(c)(1) of the Code) by the Employer or by any other employer required to be aggregated with the Employer under Section 414(b), (c),
(m) or (o) of the Code, and shall include any leased employee as described in
Article 15.2 who is deemed to be an employee of the Employer or of any employer required to be aggregated with the Employer as provided under Section 414(n) or
(o) of the Code.

     2.11 "Employee After-Tax Contribution" means an after-tax contribution to the Plan by a Participant in accordance with Article 4.5 which is includible in the Participant's gross income for federal income tax purposes in the year of contribution.

     2.12 "Employee After-Tax Contribution Account" means the separate account established in the name of a Participant pursuant to Article 6.2(a)(ii) to record the Employee After-Tax Contributions by the Participant and the earnings, losses and expenses allocated thereto.

     2.13 "Employee Pre-Tax Basic Contribution" means an Employee Pre-Tax Contribution to the Plan on behalf of a Participant in accordance with Article 4.1(a).

     2.14 "Employee Pre-Tax Bonus Contribution" means an Employee Pre-Tax Contribution to the Plan on behalf of a Participant in accordance with Article 4.3.

     2.15 "Employee Pre-Tax Contribution" means a pre-tax contribution to the Plan by the Employer on behalf of a Participant in accordance with the Participant's election under Article 4.1 or 4.3 to have the amount contributed to the Plan rather than paid to the Participant as current-year Compensation.

     2.16 "Employee Pre-Tax Contribution Account" means the separate account established in the name of a Participant pursuant to Article 6.2(a)(i) to record the Employee Pre-Tax Contributions on behalf of the Participant and the earnings, losses and expenses allocated thereto.

     2.17 "Employee Pre-Tax Supplemental Contribution" means an Employee Pre-Tax Contribution to the Plan on behalf of a Participant in accordance with Article 4.1(b).

     2.18 "Employer" means the corporation, partnership or other employer which has adopted the Plan by executing the Adoption Agreement.

     2.19 "Employer Matching Contribution" means a contribution to the Plan by the Employer on behalf of a Participant in accordance with Article 4.6 on account of the Employee Pre-Tax Contributions or Employee After-Tax Contributions by the Participant to the Plan.

     2.20 "Employer Matching Contribution Account" means the separate account established in the name of a Participant pursuant to Article 6.2(a)(iii) to record the Employer Matching Contributions on behalf of the Participant and the earnings, losses, and expenses allocated thereto.

     2.21 "Employer Nonelective Contribution" means a contribution to the Plan by the Employer on behalf of a Participant for a Plan Year in accordance with
Article 4.7.

     2.22 "Employer Nonelective Contribution Account" means the separate account established in the name of a Participant pursuant to Article 6.2(a)(iv) to record the Employer Nonelective Contributions on behalf of the Participant and the earnings, losses, and expenses allocated thereto.

     2.23 "Entry Date" means the date designated by the Employer in the Adoption Agreement on which an Employee who has otherwise satisfied the participation requirements selected by the Employer in the Adoption Agreement shall be eligible to commence participation in the Plan. If no event shall the initial Entry Date for any Employee be later than the earlier of:

          (a) the first day of the Plan Year coinciding with or next following the date the Employee otherwise satisfies the participation requirements selected by the Employer in the Adoption Agreement; or

          (b) the date that is six months after the date the Employee satisfies such participation requirements.

     2.24 "Excess Elective Deferral" means the amount of a Participant's pre-tax elective deferrals (as defined in Article 4.4(a)) for a taxable year which are includible in the Participant's gross income for the taxable year for the reason they exceed the dollar limitation in effect under Section 402(g) of the Code.

     2.25 "Forfeiture" means the portion of a Participant's Employer Matching Contribution Account or Employer Nonelective Contribution Account which is forfeited, in accordance with the provisions of Article 8.5, on account of the Participant's termination of employment prior to full vesting under Article 7.2. Forfeitures shall also include any Employer Matching Contributions on behalf of Highly Compensated Employees (as defined in Article 5.10)) which are forfeited in accordance with the provisions of Article 4.6 and any Excess Aggregate Contributions on behalf of Highly Compensated Employees which are forfeited in accordance with the provisions of Article 5.9(c).

     2.26 "Hour of Service" means:

          (a) Each hour for which the individual is paid or entitled to be paid for the performance of duties for the Employer. Hours of Service under this paragraph shall be credited to the individual for the computation period in which the duties are performed.

          (b) Each hour for which the individual is paid or entitled to be paid by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided, however, that no more than 501 Hours of Service be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period) during which the individual performed no duties. Hours of Service under this paragraph shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which are incorporated herein by reference.

          (c) Each hour for which back pay, irrespective of mitigation or damages, is either awarded or agreed to by the Employer; provided, however, that Hours of Service credited under paragraphs (a) or (b) above shall not be re-credited by operation of this paragraph. Hours of Service under this paragraph shall be credited to the individual for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made.

Hours of Service shall be credited to an Employee in a manner consistent with the rules of (a), (b) and (c) above for employment with any other employer required to be aggregated with the Employer in an affiliated service group under
Section 414(m) of the Code, a controlled group of corporations under Section 414(b) of the Code, or a group of trades or businesses under common control under Section 414(c) of the Code, or with any other employer required to be aggregated with the Employer pursuant to Section 414(o) of the Code and the regulations thereunder. Hours of Service shall also be credited to any leased employee as described in Article 15.2 who is deemed to be an Employee for purposes of the Plan as required under Section 414(n) or (o) of the Code and the regulations thereunder.

     Solely for purposes of determining whether a Break in Service has occurred for participation and vesting purposes, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise normally have been credited to such individual but for such absence, or in any case in which such Hours of Service cannot be determined, eight Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence: (i) by reason of the pregnancy of the individual;
(ii) by reason of the birth of a child of the individual; (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual; or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited: (i) in the eligibility computation period or Plan Year in which the absence begins if the crediting is necessary to prevent a Break in Service in that period; or (ii) in all other cases, in the following eligibility computation period or Plan Year.

     In lieu of determining Hours of Service on the basis of the actual hours for which an individual is paid or entitled to be paid under subsections (a) through (c) above, the Employer may elect under the Adoption Agreement to credit Hours of Service in accordance with an equivalency method prescribed by regulations issued by the Department of Labor.

     2.27 "Integrated Plan" means the Plan the Employer has so selected under
Section 7 of the Adoption Agreement allowing either: (1) the Permitted Disparity (Integration with Social Security) Contribution Formula for Employer Nonelective Contributions; or (2) the Permitted Disparity (Integration with Social Security) Allocation Formula for Employer Nonelective Contributions. The Employer may not adopt this Plan as an Integrated Plan if the Employer maintains any other integrated plan providing for permitted disparity which covers any of the same Participants under this Plan.

     2.28 "Normal Retirement Age" means the date a Participant attains age 65, unless the Employer designates a different Normal Retirement Age in the Adoption Agreement. If the Employer enforces a mandatory retirement age, the Normal Retirement Age shall not exceed such mandatory retirement age.

     2.29 "Owner-Employee" means: (1) if the Employer is a sole proprietorship, the proprietor of the Sole proprietorship; or (2) if the Employer is a partnership, a partner who owns more than 10 percent of either the capital interest or the profits interest of the partnership.

     2.30 "Participant" means an Employee who is participating in the Plan in accordance with the provisions of Article 3.

     2.31 "Plan" means the Vanguard Prototype 401(k) Savings Plan as set forth herein and as adopted by the Employer under the Adoption Agreement, as each such document may be amended from time to time.

     2.32 "Plan Administrator" means the individuals or committee designated by the Employer in the Adoption Agreement or subsequent written resolution furnished to the Trustee to be solely responsible for the administration of the Plan, as more fully described in Article 13.2. If no such designation is made, the Employer shall be deemed to be the Plan Administrator.

     2.33 "Plan Year" means the Inconsecutive month period designated by the Employer in the Adoption Agreement.

     2.34 "Recordkeeper" means the individual(s) or firm selected by the Employer to provide record-keeping and participant accounting services for the Plan, including the maintenance of separate accounts for Participants in accordance with the provisions of Article 6.

     2.35 "Rollover Contribution Account" means the separate account established in the name of a Participant pursuant to Article 6.2(a)(v) to record any rollover contributions to the Plan by or on behalf of the Participant under
Article 4.8 and the earnings, losses and expenses allocated thereto.

     2.36 "Self-Employed Individual" means an individual who has Earned Income for the taxable year from the trade or business with respect to which the Plan is established or who would have had such Earned Income but for the fact that the trade or business had no net profits for the taxable year.

     2.37 "Sponsor" means Vanguard Fiduciary Trust Company, a trust company incorporated under Pennsylvania banking laws. Vanguard Fiduciary Trust Company is a wholly-owned subsidiary of The Vanguard Group, Inc., Vanguard Financial Center, Valley Forge, Pennsylvania 19482.

     2.38 "Straight Life Annuity" means an annuity payable in equal installments for the life of the Participant that terminates upon the death of the Participant.

     2.39 "Trust" means the trust maintained by the Trustee to hold the assets of the Plan in accordance with the terms and conditions of the Trust Agreement.

     2.40 "Trust Agreement" means the agreement between the Employer and Trustee which governs the management and administration of the Trust. The provisions of the Trust Agreement shall be considered an integral part of this Plan as if set forth fully herein.

     2.41 "Trustee" means the individuals or qualified corporate fiduciary designated by the Employer in the Adoption Agreement to serve as Trustee for the Plan and any successor thereto.

     2.42 "Valuation Date" means any business day that the New York Stock Exchange is open for trading.

     2.43 "Vanguard Fund(s)" means one or more of the regulated investment companies, collective investment funds or other investments offered by The Vanguard Group, Inc. as funding vehicles for employee benefit plans. The Employer shall have the authority to designate the Vanguard Funds available for investment under the Plan in accordance with the provisions of the Trust Agreement.

     2.44 "Year of Service" means a Inconsecutive month period during which an Employee completes at least 1,000 Hours of Service as determined under Article
3.4 for purposes of
determining the Employee's eligibility to participate in the Plan and Article
7.3 for purposes of determining the Employee's vested percentage under the Plan.


                                   ARTICLE  3

                           PARTICIPATION IN THE PLAN
                           -------------------------

      3.1 Eligibility to Participate. An Employee shall be eligible to participate in the Plan when the Employee satisfies the participation requirements designated by the Employer in Section 2 of the Adoption Agreement.

      3.2 Commencement of Participation.

          (a) An Employee who satisfies the participation requirements designated by the Employer in Section 2 of the Adoption Agreement as of the Effective Date of the Plan shall become a Participant on the Effective Date.

          (b) An Employee who satisfies the participation requirements designated by the Employer in Section 2 of the Adoption Agreement after the Effective Date of the Plan shall become a Participant on the next Entry Date.

      3.3 Cessation of Participation. An Employee shall cease to participate in the Plan on the date on which the Employee's employment with the Employer terminates for any reason or the Employee no longer satisfies the participation requirements designated by the Employer in Section 2 of the Adoption Agreement.

      3.4 Year of Service for Eligibility Purposes.

     (a) General Rule. For purposes of determining the eligibility of an Employee to participate in the, Plan, the Employee shall be credited with one Year of Service for each eligibility computation period (as determined under Article 3.5) during which the Employee completes 1,000 or more Hours of Service. All Years of Service by an Employee (including Years of Service completed prior to the Effective Date of the Plan) shall be counted for purposes of determining the Employee's eligibility to participate in the Plan, except as specifically provided otherwise in Article 3.6(b).

     (b) Service With Predecessor Employer. If so designated by the Employer in the Adoption Agreement, an Employee's Years of Service for eligibility purposes shall include all years of service (determined in a manner consistent with subsection (a) above) with any predecessor employer of the Employer; provided, however, that if the Employer is maintaining the Plan as the plan of a predecessor employer, an Employee's Years of Service shall automatically include years of service with such predecessor employer without regard to any designation in the Adoption Agreement.

      3.5 Eligibility Computation Periods. For purposes of determining the eligibility of an Employee to participate in the Plan, the Employee's initial eligibility computation period which shall be used to measure the Employee's Years of Service and Breaks in Service shall be the 12-consecutive month period beginning on the date the Employee first performs an Hour of Service for the Employer (the Employee's "employment commencement date"). The Employee's subsequent eligibility computation periods shall be the 12-consecutive month periods beginning on each anniversary of the Employee's employment commencement date.

     3.6  Participation and Service upon Reemployment.

     (a) Participation. A Participant who terminates employment with the Employer shall be eligible to resume participation in the Plan immediately upon reemployment by the Employer (provided that, upon reemployment, the former Participant satisfies the participation requirements designated by the Employer in Section 2 of the Adoption Agreement).

     (b) Years of Service. An Employee who terminates employment with the Employer prior to becoming a Participant in the Plan shall have all Years of Service which the Employee completed for eligibility purposes automatically reinstated upon reemployment by the Employer, unless the Employee incurs a Break in Service, in which case the Employee's prior Years of Service shall be reinstated only if the number of the Employee's consecutive one-year Breaks in Service is less than the greater of five or the aggregate number of the Employee's Years of Service prior to the Break in Service. For these purposes, the Employee's aggregate number of Years of Service prior to the period of consecutive one-year Breaks in Service shall exclude any Years of Service which were not reinstated under this Article 3.6(b) by reason of any prior period of consecutive one-year Breaks in Service. If an Employee's Years of Service are disregarded pursuant to this Article 3.6(b), the Employee shall be treated as a new Employee for eligibility purposes upon reemployment by the Employer.

     3.7  Transfers To or From Covered Status.

     (a) In the event a Participant ceases participation in the Plan because he or she is no longer a member of the category of Employees who are eligible to participate in the Plan as designated by the Employer in Section 2 of the Adoption Agreement, the former Participant shall be eligible to resume participation in the Plan immediately upon his or her return to such category of eligible Employees.

     (b) Any Employee who is not a member of the category of Employees who are eligible to participate in the Plan (as designated by the Employer in Section 2 of the Adoption Agreement) shall be eligible to immediately commence participation in the Plan if the Employee becomes such a member and has otherwise satisfied the participation requirements designated by the Employer in the Adoption Agreement.

                                  ARTICLE  4

                                 CONTRIBUTIONS
                                 -------------

           4.1  Employee Pre-Tax Basic and Supplemental Contributions.

           (a) Employee Pre-Tax Basic Contributions. A. Participant may elect under a salary reduction agreement as described in Article 4.2 to have the Employer make Employee Pre-Tax Basic Contributions to the Plan on the Participant's behalf in an amount not to exceed the maximum amount permitted under the Adoption Agreement, subject to the limitations of Article 4.4 and
Article 11.

           (b) Employee Pre-Tax Supplemental Contributions. If so designated by the Employer in the Adoption Agreement, a Participant who has elected to have the Employer make Employee Pre-Tax Basic Contributions to the Plan in the maximum amount permitted under the Adoption Agreement may also elect under the Participant's salary reduction agreement to have the Employer make Employee Pre-Tax Supplemental Contributions to the Plan on the Participant's behalf, subject to the limitations of Article 4.4 and Article 11.

          4.2   Salary Reduction Agreement.

          (a) Nature of Agreement. The salary reduction agreement referred to in Article 4.1 shall be on a form prescribed by the Plan Administrator whereby the Participant agrees to reduce his or her Compensation by specified amounts for purposes of having the Employer contribute the reduced Compensation amount to the Plan as Employee Pre-Tax Contributions on behalf of the Participant under
Article 4.1.

          (b) Commencement of Agreement. Every Employee who is eligible to participate in the Plan under Article 3.1 shall be afforded a reasonable opportunity by the Plan Administrator to enter into a salary reduction agreement and to elect to have Employee Pre-Tax Contributions made to the Plan on his or her behalf under Article 4.1. A Participant's salary reduction agreement shall be effective as soon as practicable following the date the agreement is received in executed form by the Plan Administrator, provided such effective date shall be no earlier than the date the Participant would otherwise commence participation in the Plan under Article 3.2. Under no circumstances shall a Participant's salary reduction agreement be adopted retroactively. A Participant's salary reduction agreement shall remain in effect until amended or terminated by the Participant in accordance with (f) or (g) below.

          (c) Timing of Reduction and Contribution. The reduction in a Participant's Compensation which is used for purposes of funding the Participant's Employee Pre-Tax Contributions under Article 4.1 shall be done on a monthly, semimonthly, biweekly, weekly or other periodic basis in accordance with the Participant's regular payroll period and, if applicable under (h) below, at the time any bonus is payable to the Participant. The Employee Pre-Tax Contributions on behalf of a Participant for a payroll period shall be contributed to the Trust as of the earliest date on which such amounts can reasonably be segregated from the Employer's general assets, and in no event later than 90 days following the date on which such amounts would otherwise have been payable to the Participant as Compensation.

          (d) Cut-Back in Employee Pre-Tax Contributions. If the Plan Administrator reasonably determines that all or any part of the Participant's reduced Compensation amount for any Plan Year may not be contributed to the Plan as Employee Pre-Tax Contributions under Article 4.1 without causing the Plan to fail the nondiscrimination requirements of Article 5 or the contribution limitations of Article 11, the Employer shall not be required to make such contributions to the Plan and shall instead pay such reduced Compensation amount directly to the Participant.

          (e) Amendment of Agreement. A Participant shall be permitted to amend his or her salary reduction agreement at any time with respect to Compensation not yet received to provide a new amount which will be used to determine the Employee Pre-Tax Contributions to the Plan on the Participant's behalf under Article 4.1. A Participant's amended salary reduction agreement shall be effective as soon as practicable following the date the amended agreement is received in executed form by the Plan Administrator. The Plan Administrator may prescribe uniform and nondiscriminatory rules limiting the number of times a Participant may amend his or her salary reduction agreement during a Plan Year, provided that Participants are afforded a reasonable opportunity at least once each Plan Year to amend their salary reduction agreements.

          (f) Termination of Agreement. A Participant may terminate his or her salary reduction agreement at any time with respect to Compensation not yet received by delivering written notice of termination to the Plan Administrator. Any Participant who terminates his or her salary reduction agreement may be permitted, in accordance with uniform and nondiscriminatory rules prescribed by the Plan Administrator, to execute a new salary reduction agreement and resume having Employee Pre-Tax Contributions made to the Plan on his or her behalf under Article 4.1.

          (g) Transfer to or from Non-Covered Employment. A Participant's salary reduction agreement shall automatically terminate if the Participant is no longer a member of the category of Employees who are eligible to participate in the Plan as designated by the Employer in Section 2 of the Adoption Agreement. If such a Participant subsequently returns to the category of eligible Employees, the Participant shall be permitted to execute a new salary reduction agreement and resume having Employee Pre-Tax Contributions made to the Plan on his or her behalf under Article 4.1.

          (h) Coordination with Employee Pre-Tax Bonus Contributions. If the Employer has elected under the Adoption Agreement to allow Participants to make Employee Bonus Contributions, any designated bonus payable to a Participant shall be eligible for reduction as Employee Pre-Tax Bonus Contributions under
Article 4.3 (and not as Employee Pre-Tax Basic or Supplemental Contributions under Article 4.1).

          4.3  Employee Pre-Tax Bonus Contributions.

          (a) Bonus Reduction Agreement. If so designated by the Employer in the Adoption Agreement, a Participant may elect to have the Employer make Employee Pre-Tax Bonus

Contributions to the Plan on the Participant's behalf by executing a bonus reduction agreement. Such agreement shall be on a form prescribed by the Plan Administrator whereby the Participant agrees to reduce the amount of any designated bonus payable to the Participant by the Employer by an amount specified by the Participant (not to exceed the maximum amount permitted under the Adoption Agreement) for purposes of having the Employer contribute the bonus reduction amount to the Plan as an Employee Pre-Tax Bonus Contribution on behalf of the Participant, subject to the limitations of Article 4.4 and Article 11.

     (b) Timing of Contribution. Any Employee Pre-Tax Bonus Contribution on behalf of a Participant shall be contributed to the Trust by the Employer as of the earliest date on which such amount can reasonably be segregated from the Employer's general assets, and in no event later than 90 days following the date on which such amount would otherwise have been payable to the Participant as Compensation.

     4.4  Maximum Amount of Employee Pre-Tax Contributions.

     (a) Limitation on Employee Pre-Tax Contributions. No Participant shall be permitted to have aggregate elective deferrals made to this Plan or any other qualified plans maintained by the Employer during any taxable year in excess of the dollar limitation of Section 402(g) of the Code in effect at the beginning of such taxable year. For these purposes, a Participant's "elective deferrals' include: (i) the Participant's Employee Pre-Tax Contributions to this Plan (excluding any Employee Pre-Tax Contributions returned to the Participant as an Excess Amount under Article 11); (ii) Employer contributions made on behalf of the Participant pursuant to an election to defer under any other plan with a qualified cash or deferred arrangement under Section 401(k) of the Code, any simplified employee pension as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan as described in Section 457 of the Code, or any plan as described in Section 501(c)(18) of the Code; and (iii) Employer contributions made on behalf of the Participant pursuant to a salary reduction agreement to purchase an annuity contract under Section 403(b) of the Code.

     (b) Allocation of Excess Elective Deferrals. If a Participant has made Excess Elective Deferrals for any taxable year, the Participant may assign to this Plan any portion of such Excess Elective Deferrals by notifying the Plan Administrator in writing no later than the first March 1st following the close of the taxable year. Such written notification shall certify that the Participant has made Excess Elective Deferrals for the taxable year, and shall specify the amount of such Excess Elective Deferrals to be allocated to this Plan for the taxable year. A Participant shall be deemed to have notified the Plan Administrator of the existence of any Excess Elective Deferrals which arise by taking into account only those elective deferrals on behalf of the Participant to this Plan and any other plans maintained by the Employer, and to have assigned those Excess Elective Deferrals to such plans maintained by the Employer.

     (c) Distribution of Excess Elective Deferrals. Notwithstanding any provision of the Plan to the contrary, if a Participant has assigned Excess Elective Deferrals to this Plan for a taxable year, the amount of such Excess Elective Deferrals, plus any income or minus any loss allocable thereto, shall be distributed to the Participant from the Participant's Employee Pre-Tax Contribution Account no later than the first April 15th following the close of the taxable year.

     (d) Income or Low Allocable to Excess Elective Deferrals. The income or loss allocable to the amount of Excess Elective Deferrals referred to in subsection (c) above shall include all allocable income or loss for the taxable year of the Excess Elective Deferral and shall be calculated using any reasonable method for computing income or loss, provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the relevant year, and is used by the Plan for allocating income or loss to Participants' Employee Pre-Tax Contribution Accounts.

     (e) Alternative Method for Calculating Income or Less Allocable to Excess Elective Deferrals. Notwithstanding (d) above, the Plan may elect to calculate the income or loss allocable to the amount of Excess Elective Deferrals referred to in subsection (c) above by multiplying the total investment income or loss (including dividends, interest, realized gains or losses, and unrealized appreciation or depreciation) allocated to the Participant's Employee Pre-Tax Contribution Account for the taxable year of the Excess Elective Deferrals by a fraction, the numerator of which is the Excess Elective Deferral amount to be distributed to the Participant by the Plan for the taxable year, and the denominator of which is the total account balance attributable to the Participant's Employee Pre-Tax Contributions as of the end of the taxable year, reduced by the investment gain or increased by the investment loss allocated to such total amount for the taxable year.

     4.5 Employee After-Tax Contributions. If so designated by the Employer in the Adoption Agreement, a Participant shall be permitted to make Employee After-Tax Contributions to the Plan in an amount not to exceed the maximum amount permitted under the Adoption Agreement, subject to the limitations of Article
11. All Employee After-Tax Contributions for a Plan Year shall be made to the Trust no later than the last day of the Plan Year.

     4.6 Employer Matching Contributions. If so designated by the Employer in the Adoption Agreement, the Employer shall make Employer Matching Contributions to the Plan for each Plan Year in an amount determined under the provisions of the Adoption Agreement, subject to the limitations of Article 11. All Employer Matching Contributions for any Plan Year shall be made to the Trust no later than the end of the 12-month period immediately following the close of the Plan Year. Notwithstanding the preceding, if any Employer Matching Contribution on behalf of any Highly Compensated Employee (as defined in Article 5.10) relates to an Excess Elective Deferral, Excess Contribution (as defined in Article 5.1(g)) or an Excess Aggregate Contribution (as defined in Article 5.1(h)) which is distributed to the Highly Compensated Employee, such Employer Matching Contribution shall be forfeited no later than the end of the 12-month period immediately following the close of the Plan Year.

     4.7  Employer Nonelective Contributions.

     (a) If so designated by the Employer in the Adoption Agreement, the Employer shall make Employer Nonelective Contributions to the Plan for each Plan Year in an amount determined under the provisions of the Adoption Agreement, subject to the limitations of
Article 11. All Employer Nonelective Contributions for any Plan Year shall be made to the Trust no later than the end of the 12-month period immediately following the close of the Plan Year.

     (b) For any Plan Year in which the Plan does not satisfy one of the Average Actual Deferral Percentage tests of Article 5.2 or one of the Average Contribution Percentage tests of Article 5.6, the Employer shall be permitted, in its sole discretion by resolution duly adopted on or before the last day of the following Plan Year, to make Employer Nonelective Contributions which qualify as Qualified Nonelective Contributions (as defined is Article 5.1(m)) to the Plan on behalf of Eligible Employees who are Non-Highly Compensated Employees (as defined in Article 5.1(k)) for the Plan Year in an amount sufficient to enable the Plan to satisfy one of the Average Actual Deferral Percentage tests or one of the Average Contribution Percentage Tests for the Plan Year. Any such Qualified Nonelective Contributions for a Plan Year shall be allocated to the Employer Nonelective Contribution Accounts of Non-Highly Compensated Employees in the proportion that each such Employee's Compensation for the Plan Year bears to the total Compensation of all such Employees for the Plan Year. All Qualified Nonelective Contributions for a Plan Year shall be made to the Trust no later than the end of the 12-month period immediately following the close of the Plan Year.

     4.8  Rollover Contributions.

     (a) An Employee who has participated in any other qualified plan described in Section 401(a) of the Code or in a qualified annuity plan described in
Section 403(a) of the Code shall be permitted, subject to the approval of the Plan Administrator, to make a rollover contribution to the Plan of an amount received by the Employee which is attributable to participation in such other plan (reduced by any employee after-tax contributions made to the plan), provided that the rollover contribution complies with all applicable requirements of the Code and the regulations and tidings thereunder.

     (b) Any Employee who is permitted to make a rollover contribution to the Plan, but who has not otherwise commenced participation in the Plan under
Article 3.2, shall be considered a Participant for all purposes under the Plan except Articles 4.1, 4.3, 4.5, 4.6 and 4.7.

     (c) The Sponsor, Trustee and Recordkeeper shall not be liable for any adverse consequences which may result to any Employee, the Employer, the Plan or the Trust should any rollover contribution pursuant to this Article 4.8 which is duly authorized by the Plan Administrator be determined not to constitute a proper rollover contribution under the Code, and the Employer specifically agrees to hold the Sponsor, Trustee and Recordkeeper harmless from any and all such liability.

     4.9 Manner of Making Contributions. All contributions to the Trust shall be paid directly to the Trustee. Contributions may be made by check, bank wire or money order. The Plan Administrator shall furnish the Recordkeeper with allocation instructions with respect to each contribution which: (i) identify each Participant on whose behalf the contribution is being made and the amount thereof; (ii) identify whether the amount contributed on behalf of the Participant represents an Employee Pre-Tax Contribution, Employee After-Tax Contribution, Employer Matching Contribution, Employer Nonelective Contribution, or rollover contribution; and (iii) direct the investment of the amount contributed on behalf of the Participant in accordance with the provisions of Article 6.5.

     4.10  Transfer of Assets.

     (a) If so authorized by the Plan Administrator, the Trustee may accept a transfer of assets from the trustee of any other qualified plan described in
Section 401(a) of the Code or from a qualified annuity plan described in Section 403(a) of the Code on behalf of any one or more Employees to the extent permitted by the Code and the regulations and rulings thereunder.

     (b) In the event assets are transferred to this Plan on behalf of any Employee in accordance with (a) above, the transferred assets shall be accounted for separately under Article 6.2, and any optional forms of benefit available to the Employee under the transferor plan shall be preserved with respect to the transferred assets of the Employee under this Plan to the extent required by the Code and the regulations and rulings thereunder.

     (c) The Sponsor, Trustee and Recordkeeper shall not be liable for any adverse consequences which may result to any Employee, the Employer, the Plan or the Trust should any transfer of assets that is duly authorized by the Plan Administrator pursuant to this Article 4.10 be determined not to constitute a proper transfer under the Code, and the Employer specifically agrees to hold the Sponsor, Trustee and Recordkeeper harmless from any and all such liability.


                                  ARTICLE  5

                        NONDISCRIMINATION REQUIREMENTS

     5.1 Definitions. For purposes of this Article 5, the following terms shall be defined as follows:

     (a) "Actual Deferral Percentage" means the ratio, expressed as a percentage calculated to the nearest one-hundredth of one percent, of the amount of Employee Pre-Tax Contributions on behalf of an Eligible Employee for a Plan Year to the Employee's Compensation for the Plan Year, whether or not the Employee was a Participant in the Plan for the entire Plan Year. For these purposes, an Eligible Employee's Employee Pre-Tax Contributions shall include any Qualified Nonelective Contributions and Qualified Matching Contributions on behalf of the Eligible Employee for the Plan Year which the Employer elects to treat as Employee Pre-Tax Contributions under Article 5.4, but shall not include any Employee Pre-Tax Contributions on behalf of the Eligible Employee for the Plan Year which the Employer elects to treat as Employer Matching Contributions under Article 5.8. A Highly Compensated Employee's Employee Pre-Tax Contributions shall include any Excess Elective Deferrals on behalf of the Highly Compensated Employee for the Plan Year. Any Eligible Employee who does not elect to make Employee Pre-Tax Contributions and who does not receive any allocation of Qualified Nonelective Contributions or Qualified Matching

Contributions which are treated as Employee Pre-Tax Contributions for a Plan Year shall have a zero Actual Deferral Percentage for the Plan Year. An Eligible Employee's Actual Deferral Percentage for a Plan Year shall be calculated by disregarding any Employee Pre-Tax Contributions on behalf of the Eligible Employee for the Plan Year which are properly returned to the Eligible Employee as an Excess Amount under Article 11.

     (b) "Average Actual Deferral Percentage" means, for the group of Eligible Employees who are Highly Compensated Employees for a Plan Year or the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, the average of the Actual Deferral Percentages of all Eligible Employees in such group for the Plan Year.

     (c) "Average Contribution Percentage" means, for the group of Eligible Employees who are Highly Compensated Employees for a Plan Year or the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, the average of the Contribution Percentages of all Eligible Employees in such group for the Plan Year.

     (d) "Contribution Percentage" means the ratio, expressed as a percentage calculated to the nearest one-hundredth of one percent, of the sum of Employer Matching Contributions (other than Qualified Matching Contributions treated as Employee Pre-Tax Contributions under Article 5.4), Employee After-Tax Contributions, and any Employee Pre-Tax Contributions and Qualified Nonelective Contributions treated as Employer Matching Contributions under Article 5.8, on behalf of an Eligible Employee for a Plan Year to the Employee's Compensation for the Plan Year, whether or not the Employee was a Participant in the Plan for the entire Plan Year. For these purposes, an Eligible Employee's Contribution Percentage for any Plan Year shall be calculated by excluding any Employer Matching Contributions which are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Elective Deferrals, Excess Contributions, or Excess Aggregate Contributions. An Eligible Employee's Contribution Percentage for a Plan Year shall be calculated by disregarding any Employee After-Tax Contributions or Employee Pre-Tax Contributions on behalf of the Eligible Employee for the Plan Year which are properly returned to the Eligible Employee as an Excess Amount under Article 11.

     (e) "Compensation" means the total amount of compensation (as defined in Article 11.1(b) of the Plan) received by an Employee from the Employer while an Eligible Employee under the Plan during the Plan Year. An Eligible Employee's Compensation for a Plan Year shall include all Employee Pre-Tax Contributions made to the Plan on behalf of the Employee for the Plan Year, and all elective contributions made by the Employer for the Plan Year to any other plan on behalf of the Employee which are not currently includible in the gross income of the Employee under Section 125, 402(a)(8), 402(h) or 403(b) of the Code, provided that the Employer has elected to treat all such elective contributions as compensation with respect to all employees under all plans of the Employer.

     (f) "Eligible Employee" means, with respect to any Plan Year, any Employee who is eligible to commence participation in the Plan under Article 3.2 and to have Employee Pre-Tax Contributions made to the Plan under Article 4.1 for the Plan Year, regardless of whether any contributions are made to the Plan on behalf of the Employee for the Plan Year.

          (g) "Excess Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of Employee Pre-Tax Contributions, including any Qualified Nonelective Contributions and Qualified Matching Contributions rated as Employee Pre-Tax Contributions under Article 5.4, actually made to the Plan on behalf of Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under Article 5.2.

          (h) "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of Employer Matching Contributions, Employee After-Tax Contributions, and any Employee Pre-Tax Contributions and Qualified Nonelective Contributions treated as Employer Matching Contributions under Article 5.8, actually made to the Plan on behalf of Highly Compensated Employees for the Plan Year over the maximum amount of such contributions permitted under Article 5.6.

          (i) "Family Member" means, with respect to any Eligible Employee, an individual described in Section 414(q)(6)(B) of the Code.

          (j) "Highly Compensated Employee" includes, for any Plan Year, all Highly Compensated Active Employees and all Highly Compensated Former Employees:

              (1) A Highly Compensated Active Employee includes any Employee who performs service for the Employer during the Determination Year and who during the Look-Back Year:

                  (i) received Compensation from the Employer in excess of the $75,000 indexed amount of Section 414(q)(1)(B) of the Code in effect for the Look-Back Year;

                  (ii) received Compensation from the Employer in excess of the $50,000 indexed amount of Section 414(q)(1)(C) of the Code in effect for the Look-Back Year and was a member of the top-paid group within the meaning of Section 414(q)(4) of the Code for such year; or

                  (iii) was an officer of the Employer as described in Section 414(q)(1)(D) of the Code for such year.

              (2) A Highly Compensated Active Employee also includes:

                  (i) any Employee who is described in (1) above if the term "Determination Year" is substituted for the term "Look-Back Year" and the Employee is one of the 100 Employees who received the most Compensation from the Employer during the Determination Year; and

                  (ii) any Employee who is a five percent owner of the Employer at any time during the Look-Back Year or Determination Year.

              (3) A Highly Compensated Former Employee includes any Employee who separated from service with the Employer (or was deemed to have separated from service) prior to the Determination Year, performs no service for the Employer during the Determination Year, and was a Highly Compensated Active Employee for either the year of separation from service or any Determination Year ending on or after the employee's 55th birthday.

              (4) For purposes of this Article 5.10), the term "Determination Year" shall mean the Plan Year, and the term "Look-Back Year" shall mean the twelve-month period immediately preceding the Determination Year (unless the Employer elects, in accordance with the regulations under Section 414(q) of the Code, to make the Look-Back Year the calendar year ending with or within the applicable Determination Year).

              (5) If during a Determination Year or Look-Back Year an Employee is a family member of either (i) a five percent owner who is an active or former Employee, or (ii) a Highly Compensated Employee who is one of the 10 most highly compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the family member and the five percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving aggregate Compensation and Plan contributions equal to the sum of the Compensation and Plan contributions on behalf of the family member and five percent owner or top-ten Highly Compensated Employee. For these purposes, family members shall include the spouse, lineal ascendant and descendants of the Employee and the spouses of such lineal ascendant and descendants.

              (6) The determination of Highly Compensated Employees, including the determination of the number and identity of Employees in the top-paid group, the top-100 Employees, the number of Employees treated as officers and the Compensation that is taken into account with respect to each Employee shall be made in accordance with Section 414(q) of the Code and the regulations thereunder.

          (k) "Non-Highly Compensated Employee" means, for any Plan Year, an Employee who is not a Highly Compensated Employee.

          (l) "Qualified Matching Contributions" means any Employer Matching Contributions to this Plan on behalf of Eligible Employees, and any matching contributions (as defined in Section 401(m)(4)(A) of the Code) by the Employer to any other plan or plans on behalf of Eligible Employees, which are nonforfeitable (fully vested) when made and which are subject to the distribution restrictions of Section 401(k)(2)(B) of the Code, provided that amounts attributable to such contributions are not distributable solely on account of the Employee's hardship. A Qualified Matching Contribution is not treated as forfeitable merely because under the Plan it is forfeited when the contribution to which it relates is treated as an Excess Elective Deferral, Excess Contribution or Excess Aggregate Contribution.

          (m) "Qualified Nonelective Contributions" means any Employer Nonelective Contributions to this Plan on behalf of Eligible Employees, and any qualified nonelective contributions (as defined in Section 401(m)(4)(C) of the Code) by the Employer to any other plan or plans on behalf of Eligible Employees that Eligible Employees may not elect to receive in cash until distributed from the plan, which are nonforfeitable (fully-vested) when made, and which are subject to the distribution restrictions of Section 401(k)(2)(B) of the Code, provided that amounts attributable to such contributions are not distributable merely on account of the Employee's hardship.

     5.2 Average Actual Deferral Percentage Tests. For each Plan Year, the Plan shall satisfy one of the following Average Actual Deferral Percentage tests with respect to the Employee Pre-Tax Contributions, and any Qualified Nonelective Contributions and Qualified Matching Contributions treated as Employee Pre-Tax Contributions under Article 5.4, made to the Plan for the Plan
Year:

          (a) the Average Actual Deferral Percentage for the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

          (b) the Average Actual Deferral Percentage for the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by two, provided that the Average Actual Deferral Percentage for the group of Eligible Employees who are Highly Compensated Employees for the Plan Year does not exceed the Average Actual Deferral Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees by more than two percentage points.

     5.3  Special Rules.

     (a) Aggregation of Family Members. For purposes of determining the Actual Deferral Percentage of any Eligible Employee who is a Highly Compensated Employee and who is subject to the family aggregation rule of Section 414(q)(6) of the Code because the Employee is either a five-percent owner or one of the ten most highly-paid Highly Compensated Employees, the Employee Pre-Tax Contributions (and any Qualified matching Contributions and Qualified Nonelective Contributions treated as Employee Pre-Tax Contributions under
Article 5.4) made on behalf of any Family Member of the Highly Compensated Employee for the Plan Year shall, to the extent required by regulations of the Secretary of Treasury, be treated as made on behalf of the Highly Compensated Employee, and any Compensation of such Family Member for the Plan Year shall, to the extent required by regulations of the Secretary of Treasury, be treated as Compensation of the Highly Compensated Employee. In such a case, the Family Member of the Highly Compensated Employee shall not be considered a separate employee for purposes of calculating Average Actual Deferral Percentages for the Plan Year.

     (b) Highly Compensated Employees Under Multiple Cash or Deferred Arrangements. In the case of any Eligible Employee who is a Highly Compensated Employee for a Plan Year and who is eligible to participate in more than one cash or deferred arrangement described in Section 401(k) of the Code maintained by the Employer during the Plan Year, the Actual Deferral Percentage of the Employee for the Plan Year shall be calculated by treating all such cash or deferred arrangements in which the Employee is eligible to participate as one arrangement. If the Highly Compensated Employee participates in two or more such cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     (c) Aggregation of Plans. In the event that this Plan satisfies the requirements of Section 401(a)(4), 401(k) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Article 5 shall be applied by determining the Actual Deferral Percentages of Employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated in order to satisfy
Section 401(k) of the Code only if they have the same plan year.

     5.4 Treatment of Qualified Matching Contributions and Qualified Nonelective Contributions as Employee Pre-Tax Contributions. If any Qualified Matching Contributions or Qualified Nonelective Contributions are made on behalf of Eligible Employees for a Plan Year, the Employer may elect, in accordance with the regulations of the Secretary of Treasury under Section 401(k) of the Code, to treat all or a portion of such Qualified Matching Contributions or Qualified Nonelective Contributions as Employee Pre-Tax Contributions for purposes of calculating the Actual Deferral Percentages of Eligible Employees for the Plan Year. Any such Qualified Nonelective Contributions or Qualified Matching Contributions for a Plan Year must be made no later than the end of the 12-month period immediately following the close of the Plan Year.

     5.5  Correction of Excess Contributions.

     (a) General rule. If the Plan does not satisfy one of the Average Actual Deferral Percentage tests of Article 5.2 as of the end of a Plan Year, the Excess Contributions for the Plan Year shall be corrected if the Employer makes Qualified Nonelective Contributions to the Plan on behalf of Non-Highly Compensated Employees in accordance with Article 4.7(b) in an amount sufficient to enable the Plan to satisfy one of the Average Actual Deferral Percentage tests of Article 5.2 for the Plan Year, or if the Excess Contributions for the Plan Year are timely distributed to Highly Compensated Employees in accordance with subsection (c) below.

     (b) Allocation of Excess Contributions. In the event Excess Contributions are made to the Plan for a Plan Year, the Actual Deferral Percentage for the Highly Compensated Employee with the highest Actual Deferral Percentage for the Plan Year shall be reduced to the minimum extent necessary either:

          (i) to enable the Plan to satisfy one of the Average Actual Deferral Percentage tests of Article 5.2 for the Plan Year; or

          (ii) to cause the Employee's Actual Deferral Percentage to equal the next highest Actual Deferral Percentage of any Highly Compensated Employee for the Plan Year.

This process shall be repeated until the Average Actual Deferral Percentage for the group of Eligible Employees who are Highly Compensated Employees is sufficiently reduced to enable the Plan to satisfy one of the Average Actual Deferral Percentage tests of Article 5.2 for the Plan Year. The amount of Excess Contributions to be allocated to each Highly Compensated Employee for the Plan Year shall equal the total Employee Pre-Tax Contributions, including Qualified Matching Contributions and Qualified Nonelective Contributions rated as Employee Pre-Tax Contributions under Article 5.4, on behalf of the Highly Compensated Employee for the Plan Year minus the amount determined by multiplying the Highly Compensated Employee's reduced Actual Deferral Percentage (as determined above) by the Employee's Compensation for the Plan Year. Excess Contributions shall be allocated to Employees who are subject to the family aggregation rule of Section 414(q)(6) of the Code in the manner prescribed by regulations of the Secretary of Treasury.

     (c) Distribution of Excess Contributions. If any Excess Contributions allocated to Highly Compensated Employees for a Plan Year are not corrected by Qualified Nonelective Contributions under Article 4.7(b), such Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed to Highly Compensated Employees no later than 12 months following the close of the Plan Year. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each such Highly Compensated Employee. Excess Contributions of Highly Compensated Employees who are subject to the family member aggregation rules of Article 5.3(a) shall be allocated among the Family Members of the Highly Compensated Employee in proportion to the Employee Pre-Tax Contributions (and amounts treated as Employee Pre-Tax Contributions) of each Family Member which are combined to determine the Highly Compensated Employee's Actual Deferral Percentage.

     (d) Income or Loss Allocable to Excess Contributions. The income or loss allocable to the Excess Contributions referred to in subsection (c) above shall include the allocable income or loss for the Plan Year of the Excess Contributions and shall be calculated using any reasonable method for computing income or loss, provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' separate accounts under the Plan.

     (e) Alternative Method for Calculating Income or Loss Allocable to Excess Contributions. Notwithstanding (d) above, the Plan may elect to calculate the income or loss allocable to the amount of Excess Contributions referred to in subsection (c) above by multiplying the total investment income or loss (including dividends, interest, realized gains or losses, and unrealized appreciation or depreciation) allocable to the Participant's Employee Pre-Tax Contributions and amounts treated as Employee Pre-Tax Contributions under
Article 5.4 for the Plan Year by a fraction, the numerator of which is the Excess Contributions allocated to the Participant for the Plan Year, and the denominator of which is the total account balance attributable to the Participant's Employee Pre-Tax Contributions and amounts treated as Employee Pre-Tax Contributions under Article 5.4 as of the end of the Plan Year, reduced by the investment gain (or increased by the investment loss) allocated to such total amount for the Plan Year.

     (f) Coordination with Excess Elective Deferrals. The amount of any Excess Contributions to be distributed under subsection (c) above with respect to any Highly Compensated

Employee for a Plan Year shall be reduced by any Excess Elective Deferrals previously distributed to the Highly Compensated Employee under Article 4.4(c) for the Employee's taxable year ending with or within the Plan Year.

     (g) Accounting for Excess Contributions. The amount of Excess Contributions allocated to a Highly Compensated Employee for a Plan Year which is distributed under subsection (c) above shall be attributed first to the Participant's Employee Pre-Tax Contributions for the Plan Year and then, to the extent such Excess Contribution exceed the Participant's Employee Pre-Tax Contributions for the Plan Year, attributed to amounts treated as Employee Pre-Tax Contributions under Article 5.4 in proportion to the amounts of such contributions on behalf of the Participant for the Plan Year.

     (h) Excise Tax. If any Excess Contributions for a Plan Year are not distributed to Highly Compensated Employees in accordance with subsection (c) above within 2 1/2 months after the close of the Plan Year, the Employer shall be subject to the 10 percent excise tax of Section 4979 of the Code, unless Qualified Nonelective Contributions are made to the Plan on behalf of Non-Highly Compensated Employees in accordance with Article 4.7(b) prior to the end of the 12-month period immediately following the close of the Plan Year in an amount sufficient to enable the Plan to satisfy one of the Average Actual Deferral Percentage tests of Article 5.2 for the Plan Year.

     5.6 Average Contribution Percentage Tests. For each Plan Year for which any Employer Matching Contributions are made to the Plan (other than Qualified Matching Contributions treated as Employee Pre-Tax Contributions for the Plan Year under Article 5.4) or any Employee After-Tax Contributions are made to the Plan, the Plan shall satisfy one of the following Average Contribution Percentage tests for the Plan Year:

     (a) the Average Contribution Percentage for the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

     (b) the Average Contribution Percentage for the group of Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees for the Plan Year multiplied by two, provided that the Average Contribution Percentage for the group of Eligible Employees who are Highly Compensated Employees for the Plan Year does not exceed the Average Contribution Percentage for the group of Eligible Employees who are Non-Highly Compensated Employees by more than two percentage points.

     5.7  Special Rules.

     (a) Aggregation of Family Members. For purposes of determining the Contribution Percentage of any Eligible Employee who is a Highly Compensated Employee and who is subject to the family aggregation rule of Section 414(q)(6) of the Code because the Employee is either a five-percent owner or one of the ten most highly paid Highly Compensated Employees, the

Employee After-Tax Contributions and Employer Matching Contributions (and any Employee Pre-Tax Contributions and Qualified Nonelective Contributions treated as Employer Matching Contributions under Article 5.8) made on behalf of any Family Member of the Highly Compensated Employee for the Plan Year shall, to the extent required by regulations of the Secretary of Treasury, be treated as made on behalf of the Highly Compensated Employee, and any Compensation of such Family Member for the Plan Year shall, to the extent required by regulations of the Secretary of Treasury, be treated as Compensation of the Highly Compensated Employee. In such a case the Family Member of the Highly Compensated Employee shall not be considered a separate employee for purposes of calculating Average Contribution Percentages for the Plan Year.

     (b) Highly Compensated Employees Under Multiple Plans. In the case of any Eligible Employee who is a Highly Compensated Employee for a Plan Year and who is eligible to participate in more than one plan maintained by the Employer during the Plan Year, all matching contributions (as defined in Section 401(m)(4)(A) of the Code), all employee contributions, and any elective deferrals and qualified nonelective contributions taken into account under
Section 401(m)(3) of the Code with respect to the Employee for the Plan Year, shall be aggregated for purposes of determining the Employee's Contribution Percentage for the Plan Year. If the Highly Compensated Employee participates in two or more cash or deferred arrangements described in Section 401(k) of the Code maintained by the Employer that have different plan years, all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

     (c) Aggregation of Plans. In the event that this Plan satisfies the requirements of Section 401(a)(4), 401(m) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Article 5 shall be applied by determining the Contribution Percentages of Employees as if all such plans were a single plan. For plan years beginning after December 31, 1989, plans may be aggregated to satisfy Section 401(m) of the Code only if they have the same plan year.

     (d)  Collectively Bargained Plans. If this Plan (or any portion of the
Plan) is a collectively bargained plan which automatically satisfies Section 410(b) of the Code, the requirements of Article 5.6 shall be treated as satisfied with respect to the Employee After-Tax Contributions and Employer Matching Contributions to the Plan (or portion of the Plan).

     5.8 Treatment of Employee Pre-Tax Contributions and Qualified Nonelective Contributions as Employer Matching Contributions. The Employer may elect, in accordance with the regulations of the Secretary of Treasury under Section 401(m) of the Code, to treat all or a portion of the Employee Pre-Tax Contributions and any Qualified Nonelective Contributions on behalf of Eligible Employees for a Plan Year as Employer Matching Contributions for purposes of calculating the Contribution Percentages of Eligible Employees for the Plan Year. Any such Employee Pre-Tax Contributions or Qualified Nonelective Contributions for a Plan Year must be made no later than the end of the 12-month period immediately following the close of the Plan Year. Notwithstanding the preceding, the Employer may elect to treat Employee Pre-Tax Contributions as Employer Matching Contributions for purposes of calculating Contribution Percentages only if one of the Average Actual Deferral Percentage Tests of
Article 5.2 is satisfied before the Employee

Pre-Tax Contributions are treated as Employer Matching Contribution for the Plan Year, and one of the Average Actual Deferral Percentage Tests of Article 5.2 continues to be satisfied for the Plan Year excluding the Employee Pre-Tax Contributions treated as Employer Matching Contributions for the Plan Year.

     5.9  Correction of Excess Aggregate Contributions.

     (a) General Rule. If the Plan does not satisfy one of the Average Contribution Percentages tests of Article 5.6 as of the end of a Plan Year, the Excess Aggregate Contributions for the Plan Year shall be corrected if the Employer makes Qualified Nonelective Contributions to the Plan on behalf of Non-Highly Compensated Employees in accordance with Article 4.7(b) in an amount sufficient to enable the Plan to satisfy one of the Average Contribution Percentage tests of Article 5.6 for the Plan Year, or if the Excess Aggregate Contributions for the Plan Year are forfeited or timely distributed to Highly Compensated Employees in accordance with subsection (c) below.

     (b) Allocation of Excess Contributions. In the event Excess Aggregate Contributions are made to the Plan for a Plan Year, the Contribution Percentage for the Highly Compensated Employee with the highest Contribution Percentage for the Plan Year shall be reduced to the minimum extent necessary either:

          (i) to enable the Plan to satisfy one of the Average Contribution Percentage tests of Article 5.6 for the Plan Year, or;

          (ii) to cause the Highly Compensated Employee's Contribution Percentage to equal the next highest Contribution Percentage of any Highly Compensated Employee for the Plan Year.

This process shall be repeated until the Average Contribution Percentage for the group of Eligible Employees who are Highly Compensated Employees for the Plan Year is sufficiently reduced to enable the Plan to satisfy one of the Average Contribution Percentage tests of Article 5.6 for the Plan Year. The amount of Excess Aggregate Contributions to be allocated to each Highly Compensated Employee for the Plan Year shall equal the total Employee After-Tax Contributions and Employer Matching Contributions, including Employee Pre-Tax Contributions and Qualified Nonelective Contributions treated as Employer Matching Contributions under Article 5.8, on behalf of the Highly Compensated Employee for the Plan Year minus the amount determined by multiplying the Highly Compensated Employee's reduced Contribution Percentage (as determined above) by the Employee's Compensation for the Plan Year. Excess Aggregate Contributions shall be allocated to Employees who are subject to the family aggregation rules of Section 414(q)(6) of the Code in the manner prescribed by regulations of the Secretary of Treasury.

     (c) Forfeiture or Distribution of Excess Aggregate Contributions. If any Excess Aggregate Contributions allocated to Highly Compensated Employees for a Plan Year are not corrected by Qualified Nonelective Contributions under Article 4.7(b), such Excess Aggregate Contributions, plus any income or minus any loss allocable thereto, must be forfeited to the extent attributable under subsection (g) below to Employer Matching Contributions that are not vested under Article 7.2, and otherwise distributed to Highly Compensated Employees no later than 12 months following the close of the Plan Year. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Aggregate Contributions attributable to each such Highly Compensated Employee. Excess Aggregate Contributions of Highly Compensated Employees who are subject to the family member aggregation rules of Article 5.7(a) shall be allocated among the Family Members of the Highly Compensated Employee in proportion to the Employee After-Tax Contributions and Employer Matching Contributions of each Family Member which are combined to determine the Highly Compensated Employee's Average Contribution Percentage.

     (d) Income or Loss Allocable to Excess Aggregate Contributions. The income or loss allowable to the Excess Aggregate Contributions referred to in subsection (c) above shall include the allocable income or loss for the Plan Year of the Excess Aggregate Contributions and shall be calculated using any reasonable method for computing income or loss, provided such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income or loss to Participants' separate accounts under the Plan.

     (e) Alternative Method for Calculating Income or Loss Allocable to Excess Aggregate Contributions. Notwithstanding (d) above, the Plan may elect to calculate the income or loss allocable to the amount of Excess Aggregate Contributions referred to in subsection (c) above by multiplying the total investment income or loss (including dividends, interest, realized gains or losses, and unrealized appreciation or depreciation) allocable to the Participant's Employee After-Tax Contributions, Employer Matching Contributions, and amounts treated as Employer Matching Contributions under Article 5.8 for the Plan Year by a fraction, the numerator of which is the Excess Aggregate Contributions allocated to the Participant for the Plan Year, and the denominator of which is the total account balance attributable to the Participant's Employee After-Tax Contributions, Employer Matching Contributions and amounts treated as Employer Matching Contributions under Article 5.8 as of the end of the Plan Year, reduced by the investment gain (or increased by the investment loss) allocated to such total amount for the Plan Year.

     (f) Coordination with Excess Contributions. The determination of the amount of Excess Aggregate Contributions for a Plan Year shall be made after the determination of the amount of any Excess Contributions for the Plan Year.

     (g)  Accounting for Excess Aggregate Contributions.

          (i) Non-Matched Employee After-Tax Contributions. If the Plan provides for Employee After-Tax Contributions which are not matched by Employer Matching Contributions under Article 4.6, the amount of Excess Aggregate Contributions allocated to a Highly Compensated Employee for a Plan Year shall be attributed first to the Employee After-Tax Contributions by the Participant for the Plan Year. To the extent such Excess Aggregate Contributions exceed the Participant's Employee After-Tax Contributions for the Plan Year, such Excess Aggregate Contributions shall be attributed to the Employer

     Matching Contributions and any amounts treated as Employer Matching Contributions under Article 5.8 in proportion to the amounts of such contributions on behalf of the Participant for the Plan Year.

          (ii) Other Situations. If subsection (a) above does not apply, the amount of Excess Aggregate Contributions allocated to a Highly Compensated Employee for a Plan Year shall be attributed to the Employee After-Tax Contributions, Employer Matching Contributions and any amounts treated as Employer Matching Contributions under Article 4.6 in proportion to the amounts of such contributions on behalf of the Participant for the Plan Year.

     (h) Excise Tax. If any Excess Aggregate Contributions for a Plan Year are not forfeited or distributed to Highly Compensated Employees in accordance with subsection (c) above within 2 1/2 months after the close of the Plan Year, the Employer shall be subject to the 10 percent excise tax of Section 4979 of the Code, unless Qualified Nonelective Contributions are made to the Plan on behalf of Non-Highly Compensated Employees in accordance with Article 4.7(b) prior to the end of the 12-month period immediately following the close of the Plan Year in an amount sufficient to enable the Plan to satisfy one of the Average Contribution Percentage Tests of Article 5.6 for the Plan Year.

     5.10  Multiple Use of Alternative Limitation.

     (a)   In General.  This Article 5.10 shall apply for any Plan Year if:

           (i) any Eligible Employee who is a Highly Compensated Employee is eligible to participate in a plan maintained by the Employer (including this Plan) which is subject to the requirements of Section 401(m) of the Code because such plan accepts matching contributions or employee contributions for the plan's plan year beginning with or within the Plan Year;

           (ii) this Plan does not pass the 1.25 Average Actual Deferral Percentage Test of Article 5.2(a) for the Plan Year, and the Employer's plan which is subject to the requirements of Section 401(m) of the Code does not pass the 1.25 contribution percentage test of Section 401(m)(2)(A)(i) of the Code for the plan's plan year beginning with or within the Plan Year; and

           (iii) the sum of the Average Actual Deferral Percentage for all Eligible Employees who are Highly Compensated Employees for the Plan Year, and the average contribution percentage (as defined in Section 401(m)(3) of the Code) for all Highly Compensated Employees who are eligible to participate in the Employer's plan which is subject to Section 401(m) of the Code for the plan's plan year beginning with or within the Plan Year, exceeds the aggregate limit of subsection (b) below.

For purposes of this Article 5.10, the Average Actual Deferral Percentage of Highly Compensated Employees for the Plan Year shall be determined after any collective measures as described in

Article 5.5 are undertaken for the Plan Year. The average contribution percentage for all Highly Compensated Employees under the Employer's plan that is subject to Section 401(m) of the Code shall be determined after any collective measures (including those described in Article 5.9) are undertaken to satisfy the average contribution percentage tests of Section 401(m)(2) of the Code for the plan's plan year beginning with or within the Plan Year.

     (b) Aggregate Limit. For purposes of this Article 5.10, the term "aggregate limit" shall means the sum of:

          (i) 125 percent of the greater of: (1) the Average Actual Deferral Percentage for Eligible Employees who are Non-Highly Compensated Employees for the Plan Year or (2) the average contribution percentage (as defined in Section 401(m)(3) of the Code) for Non-Highly Compensated Employees who are eligible to participate in the Employer's plan that is subject to Section 401(m) of the Code for the plan's plan year beginning with or within the Plan Year; plus

          (ii) two plus the lesser of (1) or (2) above, provided that in no event shall this amount exceed 200 percent of the lesser of (1) or (2) above.

     (c) Required Correction. In the event that the aggregate limit of subsection (b) is exceeded as of the end of any Plan Year, the Employer shall reduce the Average Actual Deferral Percentage of those Highly Compensated Employees who also participate in the Employer's plan which is subject to
Section 401(m) of the Code (beginning with such Highly Compensated Employees whose Actual Deferral Percentage is the highest) so that the aggregate limit is not exceeded. The amount by which each such Highly Compensated Employee's Average Actual Deferral Percentage is reduced shall be determined in accordance with the procedures of Article 5.5, by treating the excess amount as Excess Contributions.

     5.11  Recordkeeping Requirements.

     (a) Average Actual Deferral Percentage Tests. The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Actual Deferral Percentage tests of Article 5.2 for each Plan Year and the extent to which any Qualified Nonelective Contributions and Qualified Matching Contributions are treated as Employee Pre-Tax Contributions under Article 5.4 for purposes of such tests. The determination of Eligible Employees' Actual Deferral Percentages, and the disposition of all Employee Pre-Tax Contributions (and any Qualified Nonelective Contributions and Qualified Matching Contributions treated as Employee Pre-Tax Contributions under Article 5.4) on behalf of Participants, shall satisfy such other requirements as my be prescribed by the Secretary of Treasury.

     (b) Average Contribution Percentage Tests. The Employer shall maintain records sufficient to demonstrate satisfaction of the Average Contribution Percentage tests of Article 5.6 for each Plan Year and the extent to which any Employee Pre-Tax Contributions and Qualified Nonelective Contributions are treated as Employer Matching Contributions under Article 5.8 for purposes of such tests. The determination of Eligible Employees' Average Contribution

Percentages, and the disposition of all Employer Matching Contributions and Employee After-Tax Contributions (and any Employee Pre-Tax Contributions and Qualified Nonelective Contributions treated as Employer Matching Contributions under Article 5.8) on behalf of Participants, shall satisfy such other requirements as may be prescribed by the Secretary of Treasury.


                                  ARTICLE  6

                          ALLOCATIONS AND INVESTMENTS
                          ---------------------------

     6.1 Receipt of Contributions by Trustee. All contributions to the Plan which are paid to the Trustee under Article 4.9 shall be held in trust and managed by the Trustee in accordance with the terms and conditions of the Trust Agreement.

     6.2  Establishment of Separate Accounts by Recordkeeper.

     (a) In accordance with the directions of the Plan Administrator, the Recordkeeper shall establish and maintain the following separate accounts in the name of each Participant:

          (i) an Employee Pre-Tax Contribution Account to record the Employee Pre-Tax Contributions to the Plan on behalf of the Participant under Articles 4.1 and 4.3, and the earnings, losses and expenses allocated thereto;

          (ii) an Employee After-Tax Contribution Account to record any Employee After-Tax Contributions to the Plan by the Participant under Articles 4.5 and the earnings, losses and expenses allocated thereto;

          (iii) an Employer Matching Contribution Account to record any Employer Matching Contributions to the Plan under Article 4.6 on behalf of the Participant and the earnings, losses and expenses allocated thereto;

          (iv) an Employer Nonelective Contribution Account to record any Employer Nonelective Contributions to the Plan on behalf of the Participant under Article 4.7 and the earnings, losses and expenses allocated thereto;

          (v) a Rollover Contribution Account to record any rollover contributions to the Plan on behalf of the Participant under Article 4.8 and the earnings, losses and expenses allocated thereto; and

          (vi) such other accounts as the Plan Administrator shall direct in accordance with the provisions of the Plan or the requirements of the Code.

If the Employer makes both Employer Nonelective Contributions under Article 4.7(a) which do not qualify as Qualified Nonelective Contributions and Qualified Nonelective Contributions under Article 4.7(b), separate sub-accounts shall be established within the Participant's Employer

Nonelective Contribution Account to record separately such contributions and the earnings, losses and expenses allocated thereto.

     (b) The Plan Administrator shall certify to the Recordkeeper the name, address and social security number of each Participant for whom a separate account is to be established under the Plan. The Plan Administrator shall furnish the Recordkeeper with instructions in accordance with Article 4.9 allocating all contributions to the Plan to Participants' separate accounts. In crediting amounts to Participants' separate accounts, the Recordkeeper shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

     (c) The maintenance of separate accounts under subsection (a) above shall be for accounting purposes only. Any amount distributed to a Participant or Beneficiary under Article 8, or any amount withdrawn by a Participant under
Article 9, shall be charged to the appropriate separate accounts of the Participant as of the applicable Valuation Date for such distribution or withdrawal under Article 8.4 or 9.5.

     6.3 Allocation of Employer Nonelective Contributions under Integrated Plan. If the Employer has adopted an Integrated Plan by selecting the Permitted Disparity (Integration with Social Security) Allocation Formula under Section 6(b) the Adoption Agreement, the Employer Nonelective Contributions to the Plan for any Plan Year plus any Forfeitures (if applicable under Article 6.4) shall be allocated to Participants' Employer Nonelective Contribution Accounts in accordance with the Steps One through Four outlined below, subject to the Overall Permitted Disparity Limits set forth in (e) below:

     (a) Step One (Top-Heavy Plans). First, for any Plan Year that the Plan is a Top-Heavy Plan as defined in Article 12.2(b), the Employer Nonelective Contributions and Forfeitures, if applicable, shall be allocated to the Employer Nonelective Contribution Accounts of all Participants in the proportion that each such Participant's total Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year; provided, however, that the amount allocated to any Participant's Employer Nonelective Contribution Account for the Plan Year under this paragraph shall not exceed three percent of the Participant's Compensation for the Plan Year.

     (b) Step Two (Top Heavy Plans). Second, for any Plan Year that the Plan is a Top-Heavy Plan as defined in Article 12.2(b), any Employer Nonelective Contributions and Forfeitures, if applicable, remaining after Step One shall be allocated to the Employer Nonelective Contribution Accounts of all Participants in the proportion that each such Participant's Compensation in excess of the Integration Level designated in the Adoption Agreement for the Plan Year bears to the total Compensation in excess of said Integration Level of all such Participants; provided, however, that the amount allocated to any Participant's Employer Nonelective Contribution Account for the Plan Year under this paragraph shall not exceed three percent of the Participant's Compensation. In the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit set forth in (e)(ii) below, such Participant's total Compensation for the Plan Year shall be taken into account for purposes of this paragraph.

     (c) Step Three. Third, any Employer Nonelective Contributions and Forfeitures, if applicable, remaining after Steps One and Two shall be allocated to the Employer Nonelective Contribution Accounts of all Participants in the proportion that the sum of each such Participant's total Compensation plus Compensation in excess of the Integration Level designated in the Adoption Agreement bears to the sum of the total Compensation plus Compensation in excess of said Integration Level for all such Participants for the Plan Year; provided however, that the amount allocated to any Participant's Employer Nonelective Contribution Accounts for the Plan Year under this paragraph shall not exceed the Maximum Disparity Rate designated in the Adoption Agreement multiplied by the sum of the Participant's total Compensation plus Compensation in excess of the Integration Level designated in the Adoption Agreement, in the case of any Participant who has exceeded the Cumulative Permitted Disparity Limit set forth in (e)(ii) below, two times such Participant's total Compensation for the Plan Year shall be taken into account for purposes of this paragraph.

     (d) Step Four. Fourth, any remaining Employer Nonelective Contributions and Forfeitures, if applicable, shall be allocated to the Employer Nonelective Contribution Accounts of all Participants in the proportion that each such Participant's total Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year.

     (e)  Overall Permitted Disparity Limits.

          (i) Annual Overall Permitted Disparity Limit. If for any Plan Year the Plan benefits any Participant who also benefits under another qualified plan or simplified employee pension maintained by the Employer that provides for permitted disparity (or imputes disparity), the Employer Nonelective Contributions and Forfeitures shall be allocated to the Employer Nonelective Contribution Accounts of each Participant eligible to share in Employer Nonelective Contributions for the Plan Year in the proportion that each such Participant's total Compensation for the Plan Year bears to the total Compensation of all eligible Participants for the Plan Year.

          (ii) Cumulative Permitted Disparity Limit. Effective for Plan Years beginning on or after January 1, 1995, the Cumulative Permitted Disparity Limit for a Participant is 35 total cumulative permitted disparity years. Total cumulative permitted disparity years means the number of years credited to the Participant for allocation or accrual purposes under this Plan or any other qualified plan or simplified employee pension (whether or not terminated) ever maintained by the Employer. For purposes of determining a Participant's Cumulative Permitted Disparity Limit, all years ending in the same calendar year are treated as the same year. If the Participant has not benefited under a defined benefit plan or target benefit plan for any year beginning on or after January 1, 1994, the Cumulative Permitted Disparity Limit shall be satisfied with respect to such Participant.

     6.4 Allocation of Forfeitures. Any Forfeitures which have become available for allocation under Article 4.6, Article 5.9(c) or Article 8.5 during a Plan Year shall be used to reduce the amount of contributions thereafter required to be made to the Plan by the Employer.

     6.5  Investment of Plan Assets.

     (a) Unless otherwise designated by the Employer in the Adoption Agreement, all amounts which are allocated to the separate accounts of a Participant under the Plan shall be invested and reinvested in the Vanguard Funds or other investments authorized under the Trust Agreement in accordance with the Participant's investment directions. All such investment directions by a Participant shall be made in accordance with rules and procedures prescribed by the Plan Administrator. To the extent that any Participant fails to provide investment directions in accordance with such rules and procedures, the Plan Administrator or other named fiduciary for the Plan which the Employer identifies in the Adoption Agreement shall be responsible for directing the investment of amounts allocated to the Participant's separate accounts under the Plan. A Participant shall be permitted to change investment directions both as to existing amounts credited to his or her separate accounts under the Plan and future contributions by or on behalf of the Participant under the Plan. Any such change in investment directions shall be made in accordance with rules and procedures prescribed by the Plan Administrator.

     (b) To the extent that the Employer provides in the Adoption Agreement that the investment of the assets of the Plan shall not be subject to participant direction, such Plan assets shall be invested and reinvested in the Vanguard Funds or other investments authorized under the Trust Agreement as directed by the Plan Administrator or other named fiduciary for the Plan which the Employer identifies in the Adoption Agreement to be responsible for Plan investments. All such investment directions by the Plan Administrator or other named fiduciary for the Plan shall uniformly and ratably apply to all Participants similarly situated.

     6.6  Allocation of Earnings and Losses.

     (a) The dividends, capital gains distributions, and other earnings received on any shares or units of the Vanguard Funds or on any other Plan investments which are specifically credited or earmarked to a Participant's separate account under the Plan shall be allocated to such separate account and immediately reinvested, to the extent practicable, in additional shares or units of such Vanguard Funds or other earmarked Plan investments.

     (b) Any Plan earnings or losses attributable to the investment of a Participant's separate account under the Plan in a loan to the Participant under
Article 10 shall be allocated to the Participant's separate account in accordance with the provisions of Article 10.9.

     (c) To the extent not otherwise provided in subsection (a) or (b) above, the assets of the Plan shall be valued at their current fair market value on periodic Valuation Dates as determined by the Recordkeeper, which shall occur no less frequently than once each calendar quarter. On each such periodic Valuation Date, the earnings or losses of the Plan since the immediately preceding periodic Valuation Date shall be allocated to the separate accounts of all Participants and former Participants under the Plan in the ratio that the fair market value of each such account as of that immediately preceding Valuation Date, reduced by any distributions or withdrawals therefrom since such preceding Valuation Date, bears to the total fair market value of all separate accounts as of the immediately preceding Valuation Date, reduced by any distributions or withdrawals therefrom since such preceding Valuation Date.

     6.7 Insurance Contracts. Any insurance contract purchased on behalf of a Participant under the Plan shall provide that all proceeds payable upon the death of the Participant shall be paid to the Plan. The Plan shall be required to distribute all such proceeds in accordance with the Plan's distribution provisions (including the provisions of Article 8.8(a) requiring in certain cases a qualified pre-retirement survivor annuity to be distributed to the Participant's surviving spouse). Under no circumstances shall the Plan retain any part of the proceeds. In the event of any conflict between the terms of the Plan and the terms of any insurance contract purchased hereunder, the provisions of the Plan shall control.

     6.8 No Rights Created by Allocation. Any allocation of contributions or earnings to the separate account of a Participant under this Article 6 shall not cause the Participant to have any right, title or interest in any assets of the Plan except at the time and under the terms and conditions expressly provided for in the Plan.


                                   ARTICLE  7

                                    VESTING
                                    -------

     7.1 Full Vesting in Employee Contributions and Rollover Contributions. A Participant shall be fully vested at all times in all Employee Pre-Tax Contributions, Employee After-Tax Contributions, and Rollover Contributions made to the Plan on the Participant's behalf and all earnings on such contributions.

     7.2  Vesting in Employer Contributions.

     (a) General Rule. Except as otherwise provided below, the vested amounts in a Participant's Employer Matching Contribution Account and Employer Nonelective Contribution Account shall be determined by the number of Years of Service completed by the Participant for vesting purposes (as determined under Article 7.3) and the vesting schedules designated by the Employer in the Adoption Agreement.

     (b) Full Vesting Upon Normal Retirement Age, Disability or Death. Notwithstanding the vesting schedules designated by the Employer in the Adoption Agreement, all amounts allocated to a Participant's Employer Matching Contribution Account and Employer Nonelective Contribution Account shall automatically become rally vested if the Participant attains Normal Retirement Age, incurs a Disability or dies while employed by the Employer.

     (c) Vesting After In-Service Withdrawals. If a Participant makes an in-service withdrawal under Article 9.2 or 9.3 from the Participant's Employer Matching Contribution Account or Employer Nonelective Contribution Account at a time when the Participant is not fully-vested, the Participant's vested amount in such account on any date thereafter shall be an amount ("X") determined by the following formula: X = P(AB + D) - D. For purposes of this formula, "P" is the Participant's vested percentage under the Plan's vesting schedule on the relevant date, "AB" is the account balance on the relevant date, and "D" is the amount of the Participant's in-service withdrawal.

     7.3  Year of Service for Vesting Purposes.

     (a) General Rule. For vesting purposes, a Participant shall be credited with one Year of Service for each Plan Year during which the Participant completes 1,000 or more Hours of Service. All Years of Service Completed by the Participant, including Years of Service completed prior to the Effective Date of the Plan or prior to the Participant's commencement of participation in the Plan, shall be wanted for vesting purposes except as otherwise provided in
Article 7.4.

     (b) Service With Predecessor Employer. If so designated in the Adoption Agreement, a Participant's Years of Service shall include years of service (determined in a manner consistent with (a) above) with any predecessor employer of the Employer; provided, however, that if the Employer is maintaining the Plan as the plan of a predecessor employer, an Employee's Years of Service shall automatically include years of service with such predecessor employer without regard to any designation in the Adoption Agreement.

     7.4 Years of Service Upon Reemployment. If a Participant incurs five or more consecutive one-year Breaks in Service, any Years of Service completed by the Participant after the Breaks in Service shall be disregarded for purposes of determining the Participant's vested amounts in his or her Employer Matching Contribution Account and Employer Nonelective Contribution Account prior to the date the Participant incurred the Breaks in Service (although both pre-Break and post-Break Years of Service shall count for purposes of determining the Participant's vested percentage in his or her Employer Matching Contribution Account and Employer Nonelective Contribution Account after the date the Participant incurred the Breaks in Service). To the extent necessary, separate sub-accounts shall be established by the Recordkeeper within the Participant's Employer Matching Contribution Account and Employer Nonelective Contribution Account to reflect the Participant's pre-Break and post-Break amounts derived from Employer Matching Contributions and Employer Nonelective Contributions, which sub-accounts shall share in the allocation of earnings and losses under
Article 6.6. In the case of any Participant who incurs a Break in Service of less than five consecutive one-year Breaks in Service, all pre-Break Years of Service and any post-Break Years of Service completed by the Participant shall count for purposes of determining the Participant's vested percentage in his or her Employer Matching Contribution Account and Employer Nonelective Contribution Account both before and after the date the Participant incurred the Break in Service.

                                   ARTICLE 8

                           DISTRIBUTION OF BENEFITS
                           ------------------------

     8.1 Distribution Upon Separation from Service. A Participant shall be entitled to receive the vested amounts (as determined under Articles 7.1 and 7.2) credited to the Participant's separate accounts under the Plan when the Participant separates from service with the Employer.

     8.2 Distribution Upon Death. In the event of a Participant's death, the Participant's Beneficiary under Article 8.16 shall be entitled to receive the vested amounts (as determined under Article 7.1 and 7.2) credited to the Participant's separate accounts under the Plan, which amounts shall be determined after the payment of any preretirement survivor annuity required under Article 8.8.

     8.3  Optional Forms of Distribution; Participant Consent.

     (a) Amounts Not Greater Than $3,500. If the total vested amount which a Participant is entitled to receive under Article 8.1 does not exceed (or at the time of any prior distribution did not exceed) $3,500, such amount shall be distributed to the Participant in a lump-sum payment as soon as practicable following the date of the Participant's separation from service. For purposes of this Article 8.3(a), a Participant's vested account balance shall not include any accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

     (b) Amounts Greater than $3,500. If the total vested amount which a Participant is entitled to receive under Article 8.1 exceeds (or at the time of any prior distribution exceeded) $3,500, such amount shall not be distributed to the Participant prior to his or her required beginning date under Article 8.6(b) unless the Participant consents to such distribution within 90 days before the date of distribution. If the vested amount which the Participant is entitled to receive is not required to be distributed in the form of a qualified joint and survivor annuity under Article 8.7, the Participant shall be permitted to elect to have such amount distributed:

          (i)  in a single-sum payment; or

          (ii) if so designated by the Employer in the Adoption Agreement, in monthly, quarterly or annual installment payments over a period not to exceed the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary.

The method (if applicable) and timing of distribution shall be selected by the Participant on a form prescribed for these purposes by the Plan Administrator. If no such selection is made by the Participant and the Participant's distribution is not required to be made in the form of a qualified joint and survivor annuity under Article 8.7, the Participant's distribution shall be automatically made in a lump-sum payment no later than the Participant's required beginning date under Article 8.6(b). Notwithstanding the preceding, if the Plan is terminated under Article 14.2 and if the

Employer (or any entity within the same controlled group as the Employer) maintains another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code), then the amounts which a Participant is entitled to receive under the Plan shall be transferred without the Participant's consent directly to the other plan if the Participant does not consent to an immediate distribution.

     (c) Explanation to Participants. No more than 90 days and no less than 30 days prior to the date of any distribution to a Participant under (b) above, the Plan Administrator shall furnish the Participant with a notice of the material features and relative values of the optional forms of distribution available under the Plan and the Participant's right to defer such distribution to the Participant's required beginning date. However, distribution to the Participant may commence less than 30 days after the notice in the preceding sentence is given to the Participant, provided that the following conditions are satisfied:

          (i) the distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply;

          (ii) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

          (iii) the Participant, after receiving the notice, affirmatively elects to receive a distribution from the Plan (or to make a direct rollover under Article 8.18).

If the Participant elects to defer the distribution of all or any portion of the amount which the Participant is entitled to receive, such deferred amount shall remain in the Plan and continue to receive allocations of earnings and losses pursuant to Article 6.6 until the Participant elects or is otherwise required to receive such deferred amount.

     (d) Payments to Death Beneficiaries. Any amount which a Participant's Beneficiary is entitled to receive under Article 8.2 upon the death of the Participant shall be distributed in a lump-sum payment or in monthly, quarterly or initial installment payments over a specified period as selected by the Beneficiary in accordance with the minimum distribution requirements of Article 8.6(e). The method and timing of distribution shall be selected by the Beneficiary on a form prescribed for these purposes by the Plan Administrator. If the Beneficiary does not select a method of distribution, the entire amount which the Beneficiary is entitled to receive under Article 8.2 shall be distributed to the Beneficiary in a lump-sum payment no later than the December 31st of the calendar year containing the fifth anniversary of the Participant's death. If the Beneficiary dies before receiving a complete distribution of any amount which the Beneficiary is entitled to receive under Article 8.2, such remaining amount shall be distributed as soon as practicable in a lump-sum payment to the Beneficiary's estate.

     8.4 Distribution Upon Written Instructions; Valuation of Distributions . All distributions from the Plan shall be made by the Trustee as soon as practicable following receipt of proper instructions famished by the Plan Administrator setting forth the name and address of the recipient and the amount and form of distribution. In the case of a single-sum payment, the amount of the distribution shall be determined by the value of the amounts credited to the Participant's separate accounts under the Plan as of the Valuation Date on which the Trustee receives instructions in good order from the Plan Administrator to make the distribution. In the case of installment payments, the amount of each distribution shall be determined by the value of the amounts credited to the Participant's separate accounts under the Plan as of the Valuation Date on which the installment payment is to be made in accordance with the Plan Administrator's instructions. In making any distribution from the Plan, the Trustee shall be fully entitled to rely on instructions furnished to it by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

     8.5  Forfeitures Upon Separation from Service.

     (a) If a Participant separates from service with the Employer prior to becoming fully vested in the Participant's Employer Matching Contribution Account or Employer Nonelective Contribution Account (the "Employer Contribution Accounts") under Article 7.2 and the Participant elects or is otherwise required to receive a distribution of the entire vested amounts credited to the Participant's Employer Contribution Accounts, the total non-vested amount of the Participant's Employer Contribution Accounts shall be treated as a Forfeiture. For these purposes, a Participant who separates from service at a time when the vested amount credited to the Participant's Employer Contribution Accounts is zero shall be deemed to have received a distribution of the vested amount credited to the Participant's Employer Contribution Accounts and the entire non-vested amount of the Participant's Employer Contribution Accounts shall be treated as a Forfeiture. All Forfeitures by Participants under this Article 8.5 shall be available for allocation in accordance with the provisions of Article 6.4.

     (b) If a Participant who separates from service with the Employer prior to becoming fully vested in the Participant's Employer Contribution Accounts under
Article 7.2 elects at any time under Article 8.4 to receive less than the entire vested amount credited to the Participant's Employer Contribution Accounts, the non-vested amount of the Participant's Employer Contribution Accounts which shall be treated as a Forfeiture upon such distribution shall equal the total non-vested amount credited to the Participant's Employer Contribution Accounts prior to the distribution multiplied by a fraction, the numerator. of which is the amount of the Participant's distribution from the Employer Contribution Accounts, and the denominator of which is the total vested amount credited to the Employer Contribution Accounts immediately prior to the distribution.

     (c) Any amount forfeited by a Participant under (a) or (b) above (unadjusted for gains or losses) shall be restored to the Participant's Employer Contribution Accounts if the Participant returns to the service of the Employer and repays the amount of any distribution the Participant received from the Participant's Employer Contribution Accounts upon the Participant's prior separation from service before the earlier of:

          (i) five years after the first date the Participant is subsequently reemployed by the Employer; or

          (ii) the date the Participant incurs five consecutive one-year Breaks in Service for vesting purposes following the date of the Participant's distribution.

The amount of any such Forfeiture shall be restored to the Participant's Employer Contribution Accounts from other Forfeiture amounts by Participants and the Plan earnings attributable thereto, or by additional Employer contributions to the Plan on behalf of the Participant. If a Participant is deemed to have received a distribution under (a) above because the Participant separated from service at a time when the vested amount credited to the Participant's. Employer Contribution Accounts was zero and the Participant resumes employment covered under the Plan before the date the Participant incurs five consecutive one-year Breaks in Service, the amount forfeited by the Participant under (a) above shall be restored to the Participant's Employer Contribution Accounts upon the Participant's reemployment by the Employer.

     8.6  Minimum Distribution Requirements.

     (a)  Application. Subject to the joint and survivor annuity requirements of
Article 8.7, all minimum distributions required to be made to Participants and Beneficiaries under this Article 8.6 shall be determined in accordance with the U.S. Department of Treasury regulations under Section 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Treasury Regulation (S)1.401(a)(9)-2. Unless otherwise specified, the provisions of this
Article 8.6 shall apply to calendar years beginning after December 31, 1984, and shall take precedence over any inconsistent provisions of the Plan.

     (b) Required Beginning Date. All amounts which a Participant is entitled to receive under Article 8.1 shall be distributed or begin to be distributed to the Participant no later than the Participant's required beginning date. For purposes of this requirement, a Participant's required beginning date shall be the first day of April of the calendar year following the calendar year in which the Participant attains age 70 1/2. However, in the case of any Participant who attained age 70 1/2 before January 1, 1988, the Participant's required beginning date shall be determined in accordance with (i) or (ii) below:

          (i) In general. If the Participant is not a five-percent owner of the Employer (as defined in (ii) below), the Participant's required beginning date shall be the first day of April of the calendar year following the calendar year in which the later of the Participant's retirement or attainment of age 70 1/2 occurs.

          (ii) Five-percent owners. If the Participant is a five-percent owner of the Employer during any year beginning after December 31, 1979, the Participant's required beginning date shall be the first day of April following the later of: (1) the calendar year in which the Participant attains age 70 1/2, or (2) the earlier of the calendar year with or within which ends the Plan Year in which the Participant becomes a five-percent owner or the calendar year in which the Participant retires. Once minimum distributions have commenced to a five-percent owner under this Article 8.6, they must continue to be made even if the Participant ceases to be a five-percent owner in a subsequent year. For purposes of this Article 8.6, a Participant is treated as a five-percent owner if such Participant is a five-percent owner as defined in Section 416(i) of the Code (without regard to whether the Plan is a top-heavy plan) at any time during the Plan Year ending with or within the calendar year in which such owner attains age
     66 1/2 or any subsequent Plan Year.

     (c) Limits on Distribution Periods. The method of distribution selected by a Participant under Article 8.3 shall satisfy the minimum distribution requirements of this Article 8.6 for each calendar year beginning with the calendar year immediately preceding the calendar year which contains the Participant's required beginning date (the "first distribution calendar year"). As of the first distribution calendar year, distributions, if not made in a single-sum, shall be made over one of the following periods (or combination thereof):

          (i)    the life of the Participant;

          (ii)   the life of the Participant and his or her designated
     Beneficiary;

          (iii) a period certain not extending beyond the life expectancy of the Participant; or

          (iv) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his or her designated Beneficiary.

     (d) Minimum Distribution Amounts. The minimum distribution amount for the first distribution calendar year shall be made on or before the Participant's required beginning date. The minimum distribution amount for each distribution calendar year thereafter, including the calendar year in which the Participant's required beginning date occurs, shall be made on or before December 31st of that calendar year. Such minimum distribution amounts shall be calculated as follows:

          (i) For calendar years beginning after December 31, 1988, the minimum distribution amount for each distribution calendar year shall be determined by dividing the Participant's account balance under the Plan for the distribution calendar year by the lesser of: (1) the life expectancy of the Participant or joint life and last survivor expectancy of the Participant and his or her designated Beneficiary for the calendar year; or (2) if the Participant's designated Beneficiary under the Plan is not the Participant's spouse, the applicable divisor for the distribution calendar year determined from the table set forth in Treasury Regulation
     (S)1.401(a)(9)-2, Q&A-4.

          (ii) For calendar years beginning before January 1, 1989, the minimum distribution amount for each distribution calendar year shall be determined by dividing the Participant's vested account balance under the Plan for the distribution calendar year by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and his or her designated Beneficiary for the distribution calendar year; provided however, that if the Participant's designated Beneficiary under the Plan is not the Participant's spouse, the method of distribution selected by the Participant under Article 8.3 must provide for at least

     50 percent of the amount available for distribution under the Plan at the time of selection to be paid within the life expectancy of the Participant.

For purposes of these minimum distribution requirements, a Participant's account balance under the Plan for any distribution calendar year shall mean the total vested amount credited to the Participant's separate accounts under the Plan as of the last Valuation Date of the preceding calendar year (the "valuation calendar year"), increased by the amount of any contributions or Forfeitures allocated to the Participant's accounts in the valuation calendar year after such Valuation Date, and decreased by any distributions made from the Participant's accounts in the valuation calendar year after such Valuation Date. If any minimum distribution for the Participant's first distribution calendar year is made in the following calendar year but on or before the Participant's required beginning date, the amount of such minimum distribution shall be treated as if it had been made in the Participant's first distribution calendar year.

     (e) Death Distribution Provisions. Any amount which a Participant's designated Beneficiary shall be entitled to receive under Article 8.2 upon the death of the Participant shall be distributed in accordance with the following rules:

          (i) Where Distribution Had Already Commenced. If the Participant died after minimum distributions had already commenced, all amounts payable to the Participant's designated Beneficiary shall be distributed at least as rapidly as under the method of distribution in effect prior to the Participant's death. For these purposes, a Participant's minimum distributions shall be considered to have commenced no earlier than the Participant's required beginning date. If distribution in the form of an annuity as described in Article 8.6(f) has irrevocably commenced prior to the Participant's required beginning date, the Participant's minimum distributions shall be considered to have commenced on the date distributions actually commenced under the annuity contract.

          (ii) Five-Year Rule. If the Participant died before minimum distributions had already commenced in accordance with (a) above, all amounts payable to the Participant's designated Beneficiary shall be distributed by December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death.

          (iii) Exception to Five-Year Rule. Notwithstanding subsection (ii) above, all amounts payable to the Participant's designated Beneficiary may (if subsection (a) does not apply) be distributed in installment payments over a period not extending beyond the Beneficiary's life expectancy, provided such distribution commences by December 31st of the calendar year following the calendar year of the Participant's death. If the designated Beneficiary is the surviving spouse of the Participant, the date that distributions are required to commence in accordance with the preceding sentence shall be the later of: (1) December 31st of the calendar year following the calendar year of the Participant's death, or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2.

          (iv) Calculation of Minimum Installment Payments. In the case of installment payments over the Beneficiary's life expectancy under (iii) above, the minimum distribution amount for each calendar year shall be determined by dividing the Beneficiary's account balance under the Plan for the calendar year by the Beneficiary's life expectancy for the calendar year. For these purposes, a Beneficiary's account balance under the Plan for any calendar year shall mean the total vested amount credited to the deceased Participant's separate accounts under the Plan which the Beneficiary is entitled to receive under Article 8.2 as of the last Valuation Date of the preceding calendar year (the "valuation calendar year"), increased by the amount of any contributions or Forfeitures allocated to the deceased Participant's accounts in the valuation calendar year after such Valuation Date, and decreased by any distributions made from the deceased Participant's accounts in the valuation calendar year after such Valuation Date.

     (f) Applicable Life Expectancy. For purposes of this Article 8.6, the life expectancy of the Participant or his or her designated Beneficiary, or the joint life and last survivor expectancy of the Participant and his or her designated Beneficiary, shall be determined by the following rules:

          (i) Life expectancy or joint life and last survivor expectancy shall be computed by using the expected return multiples contained in Tables V and VI of Treasury Regulation (S)1.72-9. The life expectancies of the Participant and his or her spouse (if the spouse is designated Beneficiary) shall be recalculated annually unless otherwise elected by the Participant or by the spouse in the case of distributions referred to in
     (d)(iii) above on or before the date minimum distributions are required to begin. Any such election by the Participant or spouse shall be irrevocable and shall apply to all subsequent years. The life expectancy of a non-spouse Beneficiary shall not be recalculated.

          (ii) For purposes of determining the minimum distribution amounts to be paid to the Participant for each distribution calendar year under (c)(i) or (ii) above, the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his or her designated Beneficiary. shall be calculated based on the attained age of the Participant or Beneficiary as of the Participant's or Beneficiary's birthday in the first distribution calendar year. If life expectancy is being recalculated, the life expectancy of the Participant, or the joint life and last survivor expectancy of the Participant and his or her spouse (if the spouse is the designated Beneficiary), shall be calculated based on the attained age of the Participant and spouse as of the Participant's and spouse's birthday in each succeeding distribution calendar year.

          (iii) For purposes of determining the minimum distribution amounts to be paid to the Beneficiary for each calendar year under (d)(iv) above, the life expectancy of the designated Beneficiary shall be calculated based on the attained age of the Beneficiary as of the Beneficiary's birthday in the calendar year in which distributions are required to commence under
     (d)(iii). If life expectancy is being recalculated, the life expectancy of the Participant's surviving spouse (if the spouse is designated Beneficiary) shall be calculated based on the attained age of the spouse as of the spouse's birthday in each succeeding calendar year.

          (iv) For purposes of determining the joint life and last survivor expectancy of the Participant and his or her designated Beneficiary under
     (c)(i) or (ii) above, or the life expectancy of the Participant's designated Beneficiary under (d)(iii) above, the Participant's designated Beneficiary shall mean the appropriate individual (if any) designated as Beneficiary under Article 8.16 as determined in accordance with the Department of Treasury regulations under Section 401(a)(9) of the Code.

     (g) Annuity Distributions. If distributions to any Participant or Beneficiary from the Plan are to be made in the form of an annuity contract purchased from an insurance company, such contract shall provide for distributions to be made in accordance with Section 401(a)(9) of the Code and the Treasury Regulations thereunder.

     8.7  Joint and Survivor Annuity Requirement.

     (a) General Rule. Notwithstanding any provision of the Plan to the contrary, any amount which a Participant is entitled to receive from the Plan (including any withdrawal under Article 9) shall be distributed in the form of a qualified joint and survivor annuity in the absence of a qualified waiver under
Article 8.10, or except as otherwise provided in Article 8.11 or 8.12. The requirement for a qualified joint and survivor annuity shall apply to all vested amounts payable to the Participant under the Plan (whether derived from Employer or Employee contributions) as of the earliest date upon which the Participant is entitled to receive a distribution under the Plan.

     (b) Definition of Qualified Joint and Survivor Annuity. For purposes of this Article 8, the term "qualified joint and survivor annuity" means, in the case of a married participant, an immediate annuity payable for the life of the Participant with a survivor annuity payable for the life of the Participant's surviving spouse which is not less than 50 percent nor more than 100 percent of the annuity payable for the life of the Participant, as designated by the Participant during his or her lifetime; provided that if no such designation is made by the Participant, the percentage shall be 50 percent. In the case of an unmarried participant, the term "qualified joint and survivor annuity" means an annuity payable for the life of the Participant. The qualified joint and survivor annuity shall be purchased with the total amount available for distribution from the Participant's separate accounts under the Plan at the time of distribution.

     8.8  Preretirement Survivor Annuity Requirement.

     (a) General Rule. Notwithstanding any provision of the Plan to the contrary, in the case of any vested Participant who dies before his or her annuity starting date, a qualified preretirement survivor annuity shall be payable to the surviving spouse of the Participant in the absence of a qualified waiver under Article 8.10, or except as otherwise provided in Article 8.11 or
8.12. For these purposes, the Participant's "annuity starting date" means the first day of the first period for which an amount is paid to the Participant under the Plan as an annuity or any other form of benefit. The surviving spouse may elect to have the preretirement survivor annuity distributed within a reasonable time after the Participant's death.

     (b) Definition of Qualified Preretirement Survivor Annuity. For purposes of this Article 8, the term "qualified preretirement survivor annuity" means an annuity payable for the life of the Participant's surviving spouse which is purchased with 50 percent of the Participant's vested account balance under the Plan at the time of the Participant's death. For these purposes, the Participant's "vested account balance" shall mean the aggregate vested amount (as determined under Article 7) credited to the Participant's separate accounts under the Plan derived from all Employer and Employee contributions (including rollover contributions) at the time of death.

     8.9  Notice and Explanation to Participants.

     (a) Explanation of Joint and Survivor Annuity. The Plan Administrator shall provide each Participant with a written explanation at least 30 days, but no more than 90 days, prior to the Participant's annuity starting date (as defined in Article 8.8(a)) setting forth: (i) the terms and conditions of the qualified joint and survivor annuity under Article 8.7; (ii) the Participant's right to make, and the effect of, an election to waive the qualified joint and survivor annuity form of distribution in accordance with Article 8.10; (iii) the rights of the Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity method of distribution.

     (b) Explanation of Preretirement Survivor Annuity. The Plan Administrator shall provide each Participant within the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 35 a written explanation of the qualified preretirement survivor annuity of Article 8.8 in such terms and in such a manner as would be comparable to the explanation required under subsection (a) above with respect to the qualified joint and survivor annuity. If a Participant commences participation in the Plan after the first day of the Plan Year in which the Participant attains age 32, the Plan Administrator shall provide the written explanation required by the preceding sentence no later than the end of the one-year period beginning on the date the Participant commences participation in the Plan. If a Participant terminates employment with the Employer before attaining age 35, the Plan Administrator shall provide the required written explanation during the period beginning one year before the Participant's termination of employment and ending one year after such termination of employment; provided that if the Participant thereafter resumes employment with the Employer, the Plan Administrator shall provide the required written explanation during the period otherwise required above.

     8.10 Waiver of Qualified Joint or Survivor Annuity or Qualified Preretirement Survivor Annuity.

     (a) General Rule. A Participant may elect at any time during the applicable election period to waive the qualified joint and survivor annuity form of distribution or the qualified preretirement survivor annuity (or both), and may revoke any such election at any time during the applicable election period.

     (b) Spousal Consent Required. Any election by a Participant to waive the qualified joint and survivor annuity form of distribution or the qualified preretirement survivor annuity under (a) above shall not be effective unless:

          (i) the Participant's spouse consents in writing to the Participant's election;

          (ii) Participant's election designates the specific non-spouse Beneficiary (including any class of Beneficiaries or contingent Beneficiaries) to receive the Participant's benefits under the Plan upon the Participant's death, which Beneficiary designation shall not be thereafter changed by the Participant without further spousal consent (unless the spouse expressly permits subsequent Beneficiary designations by the Participant without further spousal consent);

          (iii) the spouse is consent acknowledges the effect of the Participant's election; and

          (iv) the spouse's consent is witnessed by a Plan representative or a notary public.

In addition, in the case of a waiver of the qualified joint and survivor annuity, the Participant's election shall specify the optional form of distribution elected by the Participant under Article 8.3 which may not be thereafter changed without further spousal consent (unless the spouse expressly permits subsequent changes by the Participant without further spousal consent). Notwithstanding the preceding, if the Participant establishes to the satisfaction of the Plan Administrator that there is no spouse or the spouse cannot be located, the Participant's election to waive the qualified joint and survivor annuity form of distribution or the qualified preretirement survivor 0amuity shall be deemed a qualified election for which no spousal consent is required.

     Any consent by a spouse, or establishment that the consent of a spouse may not be obtained, shall not be effective with respect to any other spouse. Any spousal consent which permits subsequent changes by the Participant to the Beneficiary designation or optional. form of distribution without the requirement of further spousal consent shall acknowledge that the spouse has the right to limit such consent to a specific Beneficiary or optional form of distribution, and that the spouse voluntarily elects to relinquish such right. A Participant may revoke any prior waiver of the qualified joint and survivor annuity or qualified preretirement survivor annuity at any time prior to the commencement of benefits without the consent of his or her spouse, and the number of such revocations shall not be limited. Any new waiver of the qualified joint and survivor annuity or qualified preretirement survivor annuity, or any change to an existing Beneficiary designation by a Participant under Article
8.16 which was in effect at the time of a waiver of the qualified joint and survivor annuity or qualified preretirement survivor annuity, shall require a new spousal consent in accordance with this Article 8.10(b). No consent obtained under this Article 8.10(b) shall be valid unless the Participant has received the appropriate notice and written explanation as provided in Article 8.9.

     (c) Applicable Election Period Defined. For purposes of this Article 8.10, the term "applicable election period" means: (i) in the case of an election to waive the qualified joint and survivor annuity form of distribution, the 90-day period ending on the Participant's annuity starting date (as defined in Article 8.8(a)); or (ii) in the case of an election to waive the qualified preretirement survivor annuity, the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which he attains age 35, the applicable election period for purposes of (ii) shall begin on the date of the Participant's separation from service with respect to the separate accounts of the Participant under the Plan as of the date of separation.

     8.11 Exception To Joint and Survivor Annuity and Preretirement Survivor Annuity Requirements. The qualified joint and survivor annuity requirement of
Article 8.7 and the qualified preretirement survivor annuity requirement of
Article 8.8 shall not apply with respect to any Participant: (1) who does not or cannot elect to receive payments under the Plan in the form of a life annuity; and (2) whose spouse is the sole Beneficiary entitled to receive the Participant's vested account balance under the Plan at the time of the Participant's death, unless the Participant has no surviving spouse or the Participant's spouse has consented, in a manner conforming to the requirements of Article 8.10(b), to the designation by the Participant of another Beneficiary who shall receive all amounts credited to the Participant's separate accounts under the Plan at the time of the Participant is death. This Article 8.11 shall not be operative with respect to any Participant if it is determined that this Plan constitutes a direct or indirect transferee of the Participant's interest in a defined benefit plan, money purchase pension plan (including a target benefit plan), or stock bonus or profit-sharing plan which is subject to the survivor annuity requirements of Sections 401(a)(11) and 417 of the Code. In addition, this Article 8.11 shall not be operative with respect to any Participant unless the Participant's spouse is the beneficiary of any insurance on the Participant's life which may be purchased by Employer Contributions or Forfeitures which are allocated to the Participant's separate accounts under the Plan. For purposes of this Article 8.11, the Participant's "vested account balance" shall have the same meaning as provided in Article 8.8(b).

     8.12  Cash-Outs.

     (a) Distributions Not In Excess Of $3,500. If the total amount otherwise required to be distributed in the form of a qualified joint and survivor annuity or a qualified preretirement survivor annuity to a Participant or his or her surviving spouse under Article 8.7 or 8.8 does not exceed $3,500, such distribution shall automatically be made in the form of a lump-sum payment. No distribution shall be made under the preceding sentence after the first day of the first period for which an amount is received as an annuity unless the Participant and his or her spouse (or the Participant's surviving spouse if the Participant has died) consents in writing to such distribution.

     (b) Distributions In Excess of $3,500 Only With Consent. If the total amount otherwise required to be distributed in the form of a qualified joint and survivor annuity or a qualified preretirement survivor annuity to a Participant or his or her surviving spouse under Article 8.7 or 8.8 exceeds $3,500, such distribution shall be made in the form of a lump-sum payment if the Participant and his or her spouse (or the Participant's surviving spouse if the Participant has died) consent in writing to such distribution.

     8.13 Former Spouse Under Qualified Domestic Relations Order. For purposes of the qualified joint and survivor annuity requirement and the qualified preretirement survivor annuity requirement of this Article 8, a former spouse of a Participant shall be treated as the spouse or surviving spouse of the Participant, and any current spouse of a Participant shall not be treated as the spouse or surviving spouse of the Participant, to the extent provided for in any qualified domestic relations order as described in Section 414(p) of the Code.

     8.14 Purchase of Annuities; Nontransferability Provisions. The Plan Administrator shall be responsible for arranging the purchase of any annuity contract required to be distributed by the Plan under this Article 8 and directing the Trustee to transfer Plan funds for purposes of making any such purchase. Any annuity contract distributed by the Plan to a Participant or his or her surviving spouse shall be nontransferable and comply with all requirements of this Plan.

     8.15 Commencement of Benefits. Unless a Participant elects otherwise, distribution of the Participant's benefits under the Plan shall commence no later than 60 days after the close of the Plan Year in which the latest of the following events occurs: (i) the Participant attains age 65 (or Normal Retirement Age, if earlier); (ii) the 10th anniversary of the Plan Year in which the Participant commenced participation in the Plan; or (iii) the Participant's termination of employment with the Employer. Notwithstanding the foregoing, the failure of any Participant to consent to a distribution of benefits under
Article 8.3(b) shall be deemed to be an election by the Participant to defer the distribution of his benefits for purposes of this Article 8.15.

     8.16 Designation of Beneficiary. A Participant may designate from time to time any person or persons, who may be designated contingently or successively and who may be an entity other than a natural person, as the Participant's Beneficiary who shall be entitled to receive, except as otherwise required under
Article 8.7 or 8.8, any undistributed vested amounts credited to the Participant's separate accounts under the Plan at the time of the Participant's death. Notwithstanding the preceding, to the extent that the Employer elects to satisfy the exception of Article 8.11 to the survivor annuity requirements with respect to all Participants in the Plan, the Employer may require that the sole Beneficiary of every Participant be the Participant's spouse, unless the Participant has no spouse or the Participant's spouse has consented, in a manner conforming to the requirements of Article 8.10(b), to the designation by the Participant of another Beneficiary who shall be entitled to receive any undistributed vested amounts credited to the Participant's separate accounts under the Plan at the time of the Participant's death. Any Beneficiary designation by a Participant shall be made on a form prescribed by the Plan Administrator and shall be effective only when filed with the Plan Administrator during the Participant's lifetime. A Participant may change or revoke his or her Beneficiary designation at any time by filing a new instrument with the Plan Administrator (except where the Participant's spouse is required to be the Beneficiary). If the designated Beneficiary predeceases the Participant, the Participant's Beneficiary designation shall be ineffective. If no Beneficiary designation is in effect at the time of the Participant's death, the Participant's Beneficiary shall be the Participant's estate.

     8.17  Distributions Pursuant to Qualified Domestic Relations Orders.

     (a) In General. Notwithstanding any provision of the Plan to the contrary, the Plan Administrator may direct the Trustee to distribute all or any portion of a Participant's benefits under the Plan to an alternate payee in accordance with the terms and conditions of a qualified domestic relations order as defined in Section 414(p) of the Code (a "QDRO"). The Plan hereby specifically permits and authorizes distribution of a Participant's benefits under the Plan to an alternate payee in accordance with a QDRO prior to the date the Participant separates from service with the Employer or attains the Participant's earliest retirement age as defined in Section 414(p)(4)(B) of the Code.

     (b) Plan Procedures. The Plan Administrator shall be responsible for establishing reasonable procedures for determining whether any domestic relations order received with respect to the Plan qualifies as a QDRO and for administering distributions in accordance with the terms and conditions of a QDRO. If any domestic relations order is received with respect to the Plan, the Plan Administrator shall promptly notify the Participant and each alternate payee identified in the order. The Plan Administrator shall determine within a reasonable period after receipt of the domestic relations order whether the order qualifies as a QDRO, and notify the Participant and each alternate payee of such determination. In making any distribution to an alternate payee pursuant to the Plan Administrator's directions under this Article 8.17, the Trustee shall be fully entitled to rely on such directions furnished by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

     8.18 Direct Rollovers. This Article applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary which would otherwise limit a distributee's election under this Article 8.18, a distributes may elect, at the time and in the manner prescribed by the Plan Administrator, to have all or any portion of an eligible rollover distribution paid directly in the form of a direct rollover to any eligible retirement plan specified by the distributes. For purposes of this Article 8.18, the following definitions shall apply:

     (a) Eligible Rollover Distribution. An eligible rollover distribution includes any distribution of all or any portion of the balance to the credit of the distributes, except that an eligible rollover distribution does not include:

          (1) any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually) for (i) the life or life expectancy of the distributes, (ii) the joint lives or joint life expectancies of the distributes and the distributee's designated beneficiary, or
(iii) a specified period of ten years or more;

          (2) any distribution to the extent that such distribution is required under Section 401(a)(9) of the Code;

          (3) the portion of any distribution which is not includible in the distributee's gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

          (4) any other distribution(s) that is reasonably expected to total less than $200 during a year.

     (b) Eligible Retirement Plan. An eligible retirement plan includes an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code which accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to an Employee's surviving spouse, an eligible retirement plan is limited to an individual retirement account or individual retirement annuity.

     (c) Distributee. A distributes includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

     (d) Direct Rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributes.

                                   ARTICLE 9

                                  WITHDRAWALS
                                  -----------

     9.1 Withdrawals of Employee After-Tax Contributions. A Participant shall be permitted to withdraw at any time all or any portion of the total amount credited to the Participant's Employee After-Tax Contribution Account. The Plan Administrator may prescribe uniform and nondiscriminatory miles and procedures limiting the number of times that any Participant may make withdrawals under this Article 9.1 during any Plan Year and the minimum amount that a Participant may withdraw on any single occasion. No forfeitures or penalties shall apply under the Plan solely as a result of a Participant's withdrawal of Employee After-Tax Contributions.

     9.2 Withdrawals of Rollover Contributions. A Participant shall be permitted to withdraw at any time all or any portion of the total amount credited to the Participant's Rollover Contribution Account. The Plan Administrator may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times that any Participant may make withdrawals under this Article 9.2 during any Plan Year and the minimum amount that a Participant may withdraw on any single occasion.

     9.3 Withdrawals on or After Age 59-1/2. If so designated by the Employer in the Adoption Agreement, a Participant who has attained age 59-1/2 shall be entitled to withdraw all or any portion of the total vested amount (as determined under Article 7) credited to the Participant's separate accounts under the Plan. The Plan Administrator may prescribe uniform and nondiscriminatory rules and procedures limiting the number of times that a Participant may make withdrawals under this Article 9.3 during any Plan Year and the minimum amount that a Participant may withdraw on any single occasion.

     9.4  Hardship Withdrawal.

     (a) Immediate and Heavy Financial Need. If so designated by the Employer in the Adoption Agreement, a Participant shall be permitted to make a hardship withdrawal from the Plan, subject to the joint and survivor annuity requirements of Article 8.7, if the Participant certifies that he or she has incurred an immediate and heavy financial need for funds. For these purposes, an immediate and heavy financial need shall include a need:

          (1) to pay expenses incurred or necessary for medical care, described in Section 213(d) of the Code, of the Participant or the Participant's spouse, children or dependents;

          (2) to purchase the principal residence of the Participant (excluding mortgage payments);

          (3) to pay tuition and related educational fees for the next 12 months of postsecondary education for the Participant or the Participant's spouse, children, or dependents; or

          (4) to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence.

     (b) Necessary to Satisfy Financial Need. The amount of any hardship withdrawal by a Participant under subsection (a) above shall not exceed the amount which is necessary to satisfy the Participant's immediate and heavy financial need and which is not reasonably available from other resources of the Participant. For these purposes, a hardship withdrawal will be treated as necessary to satisfy an immediate and heavy financial need under subsection (a) above if:

          (1) the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans from the Plan and any other plans maintained by the Employer;

          (2) all plans maintained by the Employer provide that, if the hardship withdrawal is made from the Participant's Employee Pre-Tax Contribution Account under subsection (c) below, the Participant's elective deferrals (as defined in Article 4.4) and employee after-tax contributions will be suspended for twelve months after the receipt of the hardship distribution;

          (3) the distribution is not in excess of the amount of the Participant's immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

          (4) all plans maintained by the Employer provide that, if the hardship withdrawal is made from the Participant's Employee Pre-Tax Contribution Account under subsection (c) below, the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under

Section 402(g) of the Code for such taxable year less the amount of the Participant's elective deferrals for the taxable year of the hardship distribution.

     (c) Limitations on Hardship Withdrawals. Any hardship withdrawal by a Participant under subsection (a) above shall be made from:

          (1) the Participant's Employee Pre-Tax Contributions to the Plan, including any earnings attributable thereto which were allocated to the Participant's Employee Pre-Tax Contribution Account as of the end of the last Plan Year ending before July 1, 1989 (but not the earnings allocated thereafter);

          (2) the Participant's Employer Matching Contribution Account, unless the Employer Matching Contributions allocated thereto qualify as Qualified Matching Contributions under Article 5.1(1) in which case only the amount allocated to the Participant's Employer Matching Contribution Account as of the end of the last Plan Year ending before July 1, 1989, shall be eligible for hardship withdrawal by the Participant; and

          (3) the Participant's Employer Nonelective Contribution Account, unless the Employer Nonelective Contributions allocated thereto qualify as Qualified Nonelective Contributions under Article 5.1(m) in which case only the amount allocated to the Participant's Employer Nonelective Contribution Account as of the end of the last Plan Year ending before July 1, 1989, shall be eligible for hardship withdrawal by the Participant.

     (d) Prior Withdrawal of Employee After-Tax and Rollover Contributions Required. A Participant shall not be permitted to make a hardship withdrawal under subsection (a) above unless the Participant has already withdrawn, in accordance with Articles 9.1 and 9.2, all available amounts credited to the Participant's Employee After-Tax Contribution Account and Rollover Contribution Account.

     9.5 Manner of Making Withdrawals. Any withdrawal by a Participant under the Plan shall be made only after the Participant files a written request with the Plan Administrator specifying the nature of the withdrawal (and the reasons therefor, if a hardship withdrawal), the amount of funds requested to be withdrawn, and the separate accounts from which the withdrawal should be made. Upon approving any withdrawal, the Plan Administrator shall furnish the Trustee with instructions directing the Trustee to make the withdrawal from the Participant's separate accounts under the Plan in a lump-sum payment to the Participant, unless such withdrawal is required to be paid in the form of a qualified joint and survivor annuity under Article 8.7. The amount of any withdrawal shall be determined by the value of the amounts credited to the Participant's separate accounts under the Plan as of the Valuation Date on which the Trustee receives instructions in good order from the Plan Administrator to make the withdrawal payment. In making any such withdrawal payment, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

                                  ARTICLE 10

                                     LOANS
                                     -----

     10.1 Amount of Loan. If so designated by the Employer in the Adoption Agreement, the Plan Administrator may direct the Trustee to make a loan to a Participant from the vested amounts (as determined under Article 7) credited to the Participant's separate accounts under the Plan. The total amount of any such loan, when added to the outstanding balance of all other loans to the Participant from the Plan, shall not exceed the lesser of:

     (a) 50 percent of the total vested accrued benefits of the Participant under the Plan as of the date of the loan; or

     (b) $50,000 reduced by the excess (if any) of the highest outstanding balance of all loans to the Participant from the Plan during the one-year period ending on the day before the loan was made over the outstanding balance of all loans to the Participant from the Plan on the date on which the loan was made.

For purposes of the above limitation, all loans to the Participant from all qualified plans maintained by the Employer and other members of a group of employers described in Section 414(b), 414(c), or 414(m) of the Code which includes the Employer shall be aggregated. In no event shall any loan be made from the Plan to any Participant who is an Owner-Employee or a shareholder-employee. For these purposes, a "shareholder-employee" means any employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code) on any day during the taxable year of such corporation more than 5 percent of the outstanding stock of the corporation.

     10.2 Security for Loan. Any loan to a Participant under the Plan shall be adequately secured within the meaning of Section 4975(d) of the Code. Such security shall include the pledge of all the Participant's right, title and interest in the Plan, which pledge shall be evidenced by the execution of a legally binding promissory note by the Participant. The Participant shall farther authorize the Employer to deduct specified amounts from the wages or salary thereafter payable to the Participant by the Employer and to transmit such amounts to the Trustee as the periodic repayments of the Participant's loan.

     10.3 Interest Rate Charged. Any loan to a Participant under the Plan shall bear a reasonable rate of interest which is commensurate with the prevailing interest rate charged by professional lenders for similarly secured personal loans, as determined by the Plan Administrator. The Plan Administrator shall not discriminate among Participants in the matter of interest rates, but loans granted at different times may bear different interest rates if, in the opinion of the Plan Administrator, the difference in rates reflects prevailing interest rates.

     10.4  Repayment of Loans.

     (a) Any loan to a Participant under the Plan shall by its terms be required to be repaid within five years of the date on which the loan is made, with the exception that a loan which is used to acquire a dwelling unit which within a reasonable period of time (determined at the time the loan is made) will be used as the principal residence of the Participant may be repaid over a longer, reasonable period of time as determined by the Plan Administrator. Repayments on any loan shall be made in regular periodic installments on a schedule prescribed by the Plan Administrator with payments not less frequently than quarterly, and shall be applied on a substantially level amortization basis to reduce the principal as well as the accrued interest of the loan.

     (b) The Plan Administrator shall have the sole responsibility for assuring that a Participant timely makes all loan repayments and notifying the Trustee in the event of any default by a Participant on a loan repayment. Loan repayments shall be paid to the Trustee and shall be accompanied by instructions from the Plan Administrator which identify each Participant on whose behalf a loan repayment is being made and the amount thereof.

     10.5 Default on Loan. In the event of a default by a Participant on any loan repayment, all remaining payments on the loan shall be immediately due and payable. The Plan Administrator shall take any and all actions necessary and appropriate to enforce collection of the unpaid loan, although foreclosure on the Participant's promissory note and attachment of the Plan's security shall not occur until a distributable event occurs under the Plan.

     10.6 Setoff of Loan Upon Distributions. Prior to making any distribution of benefits from a Participant's separate accounts under Article 8 upon the Participant's separation from service or death, the Plan Administrator shall direct the Trustee to deduct the total amount of any outstanding Plan loans to the Participant, plus any unpaid interest due thereon, from the Participant's separate accounts under the Plan in order to satisfy the amounts due on the Participant's loans. If, upon a Participant's death, a preretirement survivor annuity is payable under Article 8.8 from 50 percent of the total vested amount credited to the Participant's separate accounts under the Plan, such 50 percent amount shall be determined after reducing the total vested amount credited to the Participant's separate accounts at the time of the Participant's death by the amount of any outstanding Plan loans to the Participant, plus any unpaid interest due thereon.

     10.7 Manner of Making Loans. A request by a Participant for a loan shall be made in writing to the Plan Administrator and shall specify the amount of the loan and the separate accounts of the Participant from which the loan should be nude. The terms and conditions on which the Plan Administrator shall approve loans under the Plan shall be applied on a uniform and reasonably equivalent basis with respect to all Participants and Beneficiaries who are "parties in interest" as defined in Section 3(14) of ERISA. Loans shall not be made available to Participants who are highly compensated employees (within the meaning of Section 414(q) of the Code) in an amount greater than the amount made available to other employees. If a Participant's request for a loan is approved by the Plan Administrator, the Plan Administrator shall furnish the Trustee with written instructions directing the Trustee to make the loan in a lump sum payment to the Participant. In making any loan under this Article 10.7, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator, and shall be under no duty to make any inquiry or investigation with respect thereto.

     10.8 Spousal Consent Required. No loan shall be made to a Participant from the Plan unless within the 90-day period before the making of the loan the Participant's spouse consents in writing to the pledge of the participant's interest in the Plan as security for the loan under Article 10.2. Any such consent by the Participant's spouse shall be in writing, shall acknowledge the effect of the loan, and shall be witnessed by a Plan representative or notary public. The spouse's consent shall be thereafter binding on the consenting spouse or any subsequent spouse with respect to the Participant's loan. A new spousal consent shall be required for any renegotiation, extension, renewal or other revision of the Participant's loan. Notwithstanding the preceding, spousal consent shall not be required under this Article 10.8 if the qualified joint and survivor annuity requirement of Article 8.8 and the qualified preretirement survivor annuity requirement of Article 8.9 do not apply with respect to the Participant by reason of Article 8.11.

     10.9 Accounting for Loans. A loan to a Participant from the Plan shall be considered an investment of the separate accounts of the Participant from which the loan is made, and all loan repayments by the Participant shall be credited to such separate accounts and reinvested in the Vanguard Funds and other investments authorized under the Trust Agreement in accordance with the investment provisions of Article 6.5.

                                  ARTICLE 11

                   LIMITATIONS ON CONTRIBUTIONS AND BENEFITS
                   -----------------------------------------

     11.1 Definitions. For purposes of this Article 11 only, the following terms shall be defined as follows:

     (a) Annual Additions. The sm of the following amounts that are allocated to a Participant's separate accounts under the Plan for any Limitation Year:

           (i) Employer contributions including Employee Pre-Tax Contributions, Employer Matching Contributions and Employer Nonelective Contributions (regardless of whether any amounts attributable to such contributions are distributed to the Participant, recharacterized or forfeited as Excess Elective Deferrals, Excess Contributions or Excess Aggregate Contributions);

           (ii)  Employee After-Tax Contributions;

           (iii) Forfeitures;

           (iv) any amounts allocated after March 31, 1984, to an individual medical account (as defined in Section 415(l)(2) of the Code) which is part of a pension or annuity plan maintained by the Employer shall be treated as Annual Additions;

           (v) any amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Section 419A(d)(3) of the Code) under a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by the Employer; and

           (vi) allocations under a simplified employee pension maintained by the Employer.

For purposes of this definition, any Excess Amount, plus any investment gains or other income or less any investment losses attributable thereto, that is applied under Article 11.2(c) or 11.3(e) to reduce the Employer contributions on behalf of a Participant for a Limitation Year shall be considered Annual Additions for such Limitation Year.

     (b) Compensation. A Participant's earned income, wages, salaries, fees for professional services and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a non-accountable plan as described in IRS Reg. (S)1.62-2(c)), excluding the following:

           (i) Employer contributions to a plan of deferred compensation which are not includible in the gross income of the Participant for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan, or any distributions from a plan of deferred compensation;

           (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

           (iii) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

           (iv) other amounts which receive special tax benefits, such as contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract under Section 403(b) of the Code (whether or not the contributions are excludable from the gross income of the Participant).

For purposes of applying the limitations of this Article 11, Compensation for a Limitation Year shall be the Compensation annually paid to a Participant or includible in his gross income during such Limitation Year. Notwithstanding the preceding sentence, Compensation for a Participant in a defined contribution plan who is permanently and totally disabled (as defined in Section 22(e)(3) of the Internal Revenue Code) shall be the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of compensation paid immediately before becoming permanently and totally disabled; provided that such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a highly compensated employee (as defined in Article 5.10) of the Plan) and contributions made on behalf of such Participant to the defined contribution plan are nonforfeitable when made.

     (c) Defined Benefit Plan Fraction. A fraction, the numerator of which is the sum of a Participant's Projected Annual Benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code or 140 percent of the Participant's Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

     Notwithstanding the above, if the Participant was a participant as of the first day of the Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the Defined Benefit Plan Fraction shall not be less than 125 percent of the sum of the annual benefits under all such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence shall apply only if the Employer's defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

     (d) Defined Contribution Dollar Limitation. The greater of $30,000 or one-fourth of the defined benefit dollar limitation set forth in Section 415(b)(1) of the Code as in effect for the Limitation Year.

     (e) Defined Contribution Plan Fraction. A fraction, the numerator of which is the sum of the Annual Additions credited to a Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including any Annual Additions attributable to nondeductible employee contributions to any defined benefit plans, whether or not terminated, maintained by the Employer and any Annual Additions attributable to any welfare benefit funds, individual medical accounts and simplified employee pensions maintained by the Employer) and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount for any Limitation Year is the lesser of 125 percent of the dollar limitation determined under Sections 415(b) and (d) of the Code in effect under Section 415(c)(1)(A) of the Code or 35 percent of the Participant's Compensation for such year.

     Notwithstanding the above, if the Participant was a participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the

Defined Contribution Plan Fraction shall be adjusted if the sum of such fraction and the Defined Benefit Plan Fraction would otherwise exceed 1.0 under the terms of this Plan. Under this adjustment, an amount equal to the product of (i) the excess of the sum of the Defined Benefit and Defined Contribution Plan Fractions over 1.0 times (ii) the denominator of the Defined Contribution Plan Fraction shall be permanently subtracted from the numerator of the Defined Contribution Plan Fraction. This adjustment shall be calculated using the Defined Benefit and Defined Contribution Plan Fractions as they would have been calculated as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     The Annual Additions for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

     (f) Employer. For purposes of this Article 11, the Employer shall mean the Employer that adopts this Plan and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined in
Section 414(c) of the Code, as modified by Section 415(h) of the Code) or affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

     (g) Excess Amount. The excess of a Participant's Annual Additions for a Limitation Year over the Maximum Permissible Amount for the Limitation Year.

     (h) Highest Average Compensation. A Participant's average annual Compensation for the three consecutive Years of Service (as defined in Article 7.3) that produces the highest average annual compensation.

     (i) Limitation Year. The Plan Year or other Inconsecutive month period designated by the Employer in the Adoption Agreement. All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different 12-consecutive month period, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

     (j) Master or Prototype Plan. A qualified plan the form of which is the subject of a favorable opinion letter from the Internal Revenue Service.

     (k) Maximum Permissible Amount. The maximum amount of Annual Additions that may be contributed or allocated to any Participant's accounts under the Plan for any Limitation Year shall not exceed the lesser of:

          (a) the Defined Contribution Dollar Limitation, or

          (b) 25 percent of the Participant's Compensation for the Limitation Year.

The Compensation limitation referred to in (b) above shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or 419A(f)(2) of the Code) which is otherwise treated as Annual Additions under
Section 415(l)(2) or 419A(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different Inconsecutive month period, then the Maximum Permissible Amount shall not exceed the Defined Contribution Dollar Limitation multiplied by the following fraction:

                 Number of months in the short Limitation Year
                 ---------------------------------------------
                                      12

     (l) Projected Annual Benefit. The annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which a Participant would be entitled under the terms of the plan assuming:

          (i) the Participant will continue employment until normal retirement age under the plan (or current age, if later), and

          (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

     11.2  Employers Who Maintain No Other Qualified Plans.

     (a) If a Participant does not participate in, and has never participated in, another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(l)(2) of the Code, maintained by the Employer, or a simplified employee pension, as defined in
Section 408(k) of the Code, maintained by the Employer, which provides an Annual Addition, as defined in Article 11.1(a), the amount of Annual Additions which may be credited to the Participant's separate accounts under the Plan for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in the Plan. If the Employer Contributions that would otherwise be contributed or allocated to the Participant's separate accounts under the Plan would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then the amount contributed or allocated shall be reduced so that the Annual Additions for the Limitation Year shall equal the Maximum Permissible Amount.

     (b) Prior to determining a Participant's actual Compensation for any Limitation Year, the Plan Administrator may determine the Participant's Maximum Permissible Amount for the Limitation Year on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all Participants similarly situated. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

     (c) If, pursuant to (b) above or as a result of the allocation of Forfeitures or a reasonable error in determining the amount of Employee Pre-Tax Contributions which may be made by a Participant, there exists an Excess Amount with respect to the Participant as of the end of a Limitation Year, such Excess Amount shall be disposed of as follows:

           (i) Any Employee After-Tax Contributions or Employee Pre-Tax Contributions by the Participant, to the extent they would reduce the Excess Amount, shall be returned to the Participant.

           (ii) If, after the application of subparagraph (i) above, an Excess Amount still exists and the Participant is covered by the Plan at the end of the Limitation Year, then such Excess Amount, plus any investment gains or other income or less any investment losses attributable thereto, shall be used to reduce the Employer contributions on behalf of the Participant for the next Limitation Year and each succeeding Limitation Year, if necessary.

           (iii) If, after the application of subparagraph (i) above, an Excess Amount still exists and the Participant is not covered by the Plan at the end of a Limitation Year, then such Excess Amount shall be held unallocated in a suspense account and applied to reduce future Employer contributions to the Plan for all remaining Participants in the next Limitation Year and each succeeding Limitation Year, if necessary.

           (iv) If a suspense account is in existence at any time during a Limitation Year pursuant to this Article 11.2, such account shall participate in the allocation of the Trust's investment gains and losses. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer contributions may be made to the Plan for that Limitation Year. Except as otherwise provided in (i) above, Excess Amounts may not be distributed to Participants or former Participants.

     11.3 Employers Who Maintain Other Qualified Manager or Prototype Defined Contribution Plans.

     (a) This Article 11.3 applies if, in addition to this Plan, a Participant is covered under another qualified Master or Prototype defined contribution plan maintained by the Employer, a welfare benefit fund maintained by the Employer, an individual medical account maintained by the Employer, or a simplified employee pension maintained by the Employer which provides an Annual Addition during any Limitation Year. The Annual Additions which may be credited to the Participant's separate accounts under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the total Annual Additions credited to the Participant's accounts under all such other defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions for the Limitation Year. If the Annual Additions with respect to the Participant under all other defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions maintained by the Employer are less than the Maximum Permissible Amount and the Employer Contributions that would otherwise be contributed or allocated to the Participant's separate accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, then the amount contributed or allocated under this Plan shall be reduced so that the Annual Additions under all such plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If the Annual Additions with respect to the Participant under such other defined contribution plans, welfare benefit funds, individual medical accounts, and simplified employee pensions in the aggregate are equal to or greater than the Maximum Permissible Amount, then no amount shall be contributed or allocated to the Participant's separate accounts under this Plan for the Limitation Year.

     (b) Prior to determining a Participant's actual Compensation for any Limitation Year, the Plan Administrator may determine the Maximum Permissible Amount for the participant in the manner described in Article 11.2(b). As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

     (c) If, pursuant to Article 11.3(b) or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other defined contribution plans maintained by the Employer that are Master or Prototype Plans would result in an Excess Amount for a Limitation Year, then the Excess Amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a simplified employee pension shall be deemed to have been allocated first, followed by Annual Additions attributable to a welfare benefit fund or individual medical account, regardless of the actual allocation date.

     (d) If an Excess Amount was allocated to a Participant's account under this Plan on an allocation date which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan shall be the product of:

           (i) the total Excess Amount allocated as of such date, times

           (ii) the ratio of (1) the Annual Additions allocated to the Participant's separate accounts under this Plan for the Limitation Year as of such date to (2) the total Annual Additions allocated to the Participant's accounts for the Limitation Year as of such date under this Plan and all other qualified defined contribution Master or Prototype Plans maintained by the Employer.

     (e) Any Excess Amount attributable to this Plan shall be disposed of in the manner described in Article 11.2(c).

     11.4 Employers Who Maintain A Qualified Defined Contribution Plan Other Than A Master Or Prototype Plan. If a Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a Master or Prototype Plan, the Annual Additions which may be credited to the Participant's separate accounts under this Plan for any Limitation Year shall be limited in accordance with Article 11.3 as though the other plan were a Master or Prototype Plan unless the Employer designates other limitations in the section on "Limitation on Allocations" in the Adoption Agreement.

     11.5 Employers Who Maintain A Qualified Defined Benefit Plan. If the Employer maintains, or has at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, then the sum of the Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 for any Limitation Year. The Annual Additions which my be credited to the Participant's separate accounts under this Plan for any Limitation Year shall be limited in accordance with the limitations designated by the Employer in the section on "Limitations on Allocations" in the Adoption Agreement.

                                  ARTICLE 12

                             TOP-HEAVY PROVISIONS
                             --------------------

     12.1 Application. If the Plan is or becomes a Top-Heavy Plan in any Plan Year, the provisions of this Article 12 shall supersede any conflicting provision in the Plan or Adoption Agreement.

     12.2 Definitions. For purposes of this Article 12, the following terms shall be defined as follows:

     (a) Key Employee. Any Employee or former Employee (and the Beneficiary of any such Employee) who at any time during the determination period was an officer of the Employer whose annual compensation exceeds 50 percent of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's annual compensation exceeds 100 percent of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has annual compensation of more than $150,000. For the purposes of this definition, the term "annual compensation" means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Section 125, Section 402(a)(8), Section 402(h), or
Section 403(b) of the Code. The term "determination period" is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

     (b) Top-Heavy Plan. For any Plan Year beginning after December 31, 1983, the Plan is a Top-Heavy Plan if any of the following conditions exists:

           (i) the Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group;

           (ii) the Plan is a part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60 percent; or

          (iii) the Plan is a part of a Required Aggregation Group and a Permissive Aggregation Group and the Top-Heavy Ratio for both Groups exceeds 60 percent.

     (c)  Top-Heavy Ratio.

          (i) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan), and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the Determination Date has accrued any benefits for any Participant in the Plan, the Top-Heavy Ratio for this Plan alone, or for any Required Aggregation Group or Permissive Aggregation Group, is a fraction, the numerator of which is the sum of the account balances of all Key Employees under the plan(s) as of the Determination Date (including any part of any account balance distributed in the 5-year period ending on the Determination Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the Determination Date) of all Participants under the plan(s) as of the Determination Date, both computed in accordance with
     Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top-Heavy Ratio shall be increased to reflect any contribution which is due but unpaid as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

          (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension Plan) and the Employer maintains one or more defined benefit plans which, during the 5-year period ending on the Determination Date, has accrued any benefits for any Participant in this Plan, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group is a fraction, the numerator of which is the sum of the account balances under the defined contribution plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants and the Present Value of accrued benefits under the defined benefit plans for all participants. Both the numerator and denominator of the Top-Heavy Ratio shall be increased for any distribution of an account balance or an accrued benefit made in the five-year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

          (iii) For purposes of (i) and (ii) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one hour of service with the Employer at any time during the five-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account, shall be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions shall not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the Factional rule of Section 411(b)(1)(C) of the Code

     (d) Permissive Aggregation Group. The Required Aggregation Group plus any other qualified plans of the Employer or an Affiliated Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

     (e)  Required Aggregation Group.

          (i) Each qualified plan of the Employer or an Affiliated Employer in which at least one Key Employee participates or has participated at any time during the determination period (regardless of whether the plan has Terminated), and

          (ii) any other qualified plan of the Employer or an Affiliated Employer which enables a plan described in (i) above to meet the requirements of Sections 401(a) (4) or 410 of the Code.

     (f) Determination Date. For any Plan Year of the Plan subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that Plan Year.

     (g) Valuation Date. The Determination Date, unless the Employer designates a different Valuation Date in the Adoption Agreement as the date as of which account balances or accrued benefits shall be valued for purposes of calculating the Top-Heavy Ratio.

     (h) Present Value. Present value shall be based on the interest rate and mortality table specified in the Adoption Agreement.

     12.3  Minimum Allocation.

     (a) Except as otherwise provided in (c) and (d) below, the Employer contributions on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation or, in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions and forfeitures, as a percentage of a Key Employee's Compensation, allocated on behalf of any Key Employee for that year. The minimum allocation under this Article 12.3 shall be determined without regard to any Social Security contribution, and shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year, because: (1) the Participant failed to complete 1,000 Hours of Service; (2) the Participant failed to make mandatory employee contributions to the Plan; or (3) the Participant's Compensation was less than a stated amount. Employee Pre-Tax Contributions and Employer Matching Contributions to the Plan shall not be taken into account for purposes of satisfaction the minimum allocation required under this Article 12.3.

     (b) For purposes of computing the minimum allocation required under (a) above, Compensation shall mean Compensation as defined in Article 2.5 except, however, that any exclusions designated by the Employer in the Adoption Agreement shall not be taken into account.

     (c) The provisions of (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

     (d) The provisions of (a) above shall not apply to any Participant to the extent the Participant is covered under any other qualified plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum benefits requirement applicable to Top-Heavy Plans under Section 416(c) of the Code shall be satisfied through the other plan or plans maintained by the Employer.

     (e) The minimum allocation required under (a) above (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

     12.4  Minimum Vesting Schedules.

     (a) For any Plan year in which this Plan is a Top-Heavy Plan, one of the minimum vesting schedules designated by the Employer in the Adoption Agreement shall automatically apply to the Plan. This minimum vesting schedule shall apply to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to employee contributions, benefits that accrued before the effective date of Section 416 of the Code, and benefits that accrued before the Plan became a Top-Heavy Plan. No reduction in a Participant's vested benefits may occur in the event the Plan's status as a Top-Heavy Plan changes for any Plan Year.

     (b) This Article 12.4 does not apply to the account balances of any Employee who does not have an Hour of Service after the Plan has initially become a Top-Heavy Plan, and such Employee's account balance attributable to Employer Contributions and Forfeitures shall be determined without regard to this Article.

                                  ARTICLE 13

                                ADMINISTRATION

     13.1 Duties and Responsibilities of Fiduciaries; Allocation of Fiduciary Responsibility. A fiduciary for the Plan shall have only those specific powers, duties, responsibilities and obligations which are explicitly assigned to the fiduciary under the Plan and Trust Agreement. In general, the Employer shall have the responsibility for determining the provisions of the Plan by completing the Adoption Agreement; appointing the Plan Administrator and Trustee; making the contributions to the Plan required under Article 4; and determining the procedures for the investment of Trust assets in accordance with Article 6. The Plan Administrator shall have the responsibility for the administration of the Plan, as more fully described in Article 13.2. The Trustee shall have the responsibility for the administration of the Trust and the management of the assets held thereunder, as specifically provided in the Trust Agreement. It is intended that each fiduciary shall be responsible only for the proper exercise of his or her own powers, duties, responsibilities and obligations under the Plan and Trust Agreement, and shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

     13.2  Powers and Responsibilities of the Plan Administrator.

     (a) Administration of the Plan. The Plan Administrator shall have all powers necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, form and timing of any distribution of benefits or withdrawal under the Plan; to approve and enforce the repayment of any loan to a Participant under the Plan; to resolve any claim for benefits in accordance with Article 13.6; and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Plan Administrator's responsibilities under the Plan. Any construction, interpretation or application of the Plan by the Plan Administrator shall be final, conclusive and binding. All actions by the Plan Administrator shall be taken pursuant to uniform standards consistently applied to all persons similarly situated. The Plan Administrator shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.

     (b) Records and Reports. The Plan Administrator shall be responsible for maintaining sufficient records to reflect the Years of Service completed by each Employee's purposes of determining the Employee's eligibility to participate in the Plan and vested percentage under Article 7, and the compensation of each Participant for purposes of determining the amount of contributions which may be made by or on behalf of the Participant under the Plan. The Plan Administrator shall be responsible for submitting required reports and notifications relating to the Plan to Participants or their beneficiaries, the Internal Revenue Service and the Department of Labor.

     (c) Furnishing Recordkeeper with Information. The Plan Administrator shall be responsible for furnishing the Recordkeeper with sufficient information to enable the Recordkeeper to establish and maintain separate accounts on behalf of Participants in accordance with Article 6, including information with respect to the allocation of Plan contributions to Participants, disposition of Plan Forfeitures, payment of Plan distributions and withdrawals, and accounting for Plan loans and loan repayments. In addition, the Plan Administrator shall be responsible for Pushing the Recordkeeper with any further information respecting the Plan which the Recordkeeper may reasonably request for the performance of its duties or for the purpose of making any returns to the Internal Revenue Service or Department of labor as may be required of the Recordkeeper.

     (d) Furnishing Trustee with Instructions. The Plan Administrator shall be responsible for furnishing the Trustee with instructions with respect to the investment of all Plan contributions to the Trust in accordance with Article 6, all distributions to Participants (including any purchases of annuity contracts) in accordance with Article 8, all withdrawals by Participants in accordance with
Article 9 and all loans to Participants in accordance with Article 10. In addition, the Plan Administrator shall be responsible for furnishing the Trustee with any further information respecting the Plan which the Trustee may reasonably request for the performance of its duties or for the purpose of making any terms to the Internal Revenue Service or Department of Labor as may be required of the Trustee.

     (e) Rules and Decisions. The Plan Administrator may adopt such rules as the Plan Administrator deems necessary, desirable, or appropriate in the administration of the Plan. All rules and decisions of the Plan Administrator shall be applied uniformly and consistently to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, legal counsel of the Employer, the Recordkeeper, or the Trustee.

     (f) Application and Forms for Benefits. The Plan Administrator may require a Participant, former Participant or Beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by the Plan Administrator. The Plan Administrator may rely upon all such information so furnished, including the Participant's, former Participant's or Beneficiary's current mailing address.

     (g) Facility of Payment. Whenever, in the Plan Administrator's opinion, a person entitled to received any payment of a benefit or installment thereof is under a legal disability or is incapacitated in any way so as to be unable to manage his or her financial affairs, the Plan Administrator may direct the Trustee to apply the payment for the benefit of such person in such manner as the Plan Administrator considers advisable.

     (h) Lost or Missing Participants. Any benefits payable under the Plan to a Participant or Beneficiary shall be forfeited in the event the Participant or Beneficiary cannot be located by the Plan Administrator after reasonable efforts. Such benefits shall be reinstated if a claim is made by the Participant or Beneficiary for the forfeited benefits, with the exception that any benefits lost by reason of escheat under applicable state law shall not be reinstated.

     13.3 Allocation of Duties and Responsibilities. The Plan Administrator may by written instrument designate other persons to carry out any of the Plan Administrator's duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. If a person other than an Employee of the Employer is so designated, such person must acknowledge in writing his or her acceptance of the allocated duties and responsibilities. All such instruments shall be attached to, and made a part of, the Plan.

     13.4 Expenses. The Employer shall pay all expenses authorized and incurred in the administration of the Plan except to the extent such expenses are paid from the Trust.

     13.5 Liabilities. The Plan Administrator and each person to whom duties and responsibilities have been allocated pursuant to Article 13.3 may be indemnified and held harmless by the Employer to an extent determined by the Board of Directors with respect to any alleged breach of responsibilities performed or to be performed hereunder. The Employer shall indemnify and hold harmless the Sponsor against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon the Sponsor (including, but not limited to, reasonable attorney's fees) which arise as a result of actions or failure to act by another party, including the Employer, Plan Administrator, Recordkeeper or Trustee, in connection with the operation and administration of the Plan.

     13.6  Claims Procedure.

     (a) Filing of Claim. Any Participant or Beneficiary under the Plan may file a written claim for a Plan benefit with the Plan Administrator or with a person named by the Plan Administrator to receive claims under the Plan.

     (b) Notice of Denial of Claim. In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or Beneficiary under the Plan ("claimant"), claimant shall be given a written notification containing specific reasons for the denial or limitation. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of the claimant's benefit is based. In addition, it shall contain a description of any other material or information necessary for the claimant to perfect a claim, and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the claimant wishes to submit his or her claim for review. This written notification shall be given to a claimant within 90 days after receipt of the claim by the Plan Administrator unless special circumstances require an extension of time for process of the claim. If such an extension of time for processing is required, written notice of the extension shall be famished to the claimant prior to the termination of said 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate.

     (c) Right of Review. In the event of a denial or limitation of the claimant's benefit, the claimant (or his or her duly authorized representative) shall be permitted to review pertinent documents and to submit to the Plan Administrator issues and comments in writing. In addition, the claimant may make a written request for a full and fair review of the claimant's claim and its denial by the Plan Administrator; provided, however, that such written request must be received by the Plan

Administrator within 60 days after receipt by the claimant of written notification of the denial or limitation of the claim. The 60-day requirement may be waived by the Plan Administrator in appropriate cases.

     (d) Decision on Review. A decision shall be rendered by the Plan Administrator within 60 days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the claimant (prior to the expiration of the initial 60-day period) for an additional 60 days, but in no event shall the decision by rendered more than 120 days after the receipt of such request for review. Any decision by the Plan Administrator shall be furnished to the claimant in writing and shall set forth the specific reasons for the decision and the specific plan provisions on which the decision is based.


                                  ARTICLE 14

                       AMENDMENT, TERMINATION AND MERGER
                       ---------------------------------

     14.1   Amendment of Plan.

     (a) Amendment by Sponsor. The Employer, by executing the Adoption Agreement, has thereby delegated to the Sponsor the power to amend the Plan at any time, including any retroactive amendment necessary to assure that the Plan will qualify or continue to be qualified under the applicable provisions of the Code. The Sponsor shall promptly furnish written notice of any such amendment to the Employer.

     (b) Amendment by Employer. The Employer may at any time: (i) amend any elective or optional provision of the Adoption Agreement; (ii) amend the Plan by adding certain model amendments published by the Internal Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as an individually-designed plan; (iii) amend the Plan by adding overriding Plan language to the Adoption Agreement where such language is necessary to satisfy
Section 415 or 416 of the Code because of the required aggregation of multiple plans. Any Employer that amends the Plan for any other reason shall cause the Plan as adopted by the Employer to no longer represent a prototype plan covered by an opinion letter issued by the Internal Revenue Service to the Sponsor, but rather to represent an individually-designed plan. The Employer shall furnish an executed copy of any amendment to the Adoption Agreement or Plan to the Sponsor, which amendment shall become effective no earlier than the date of receipt by the Sponsor, unless the Sponsor specifically consents to an earlier effective date.

     (c)    Limitations on Amendment.
            ------------------------

            (i) Neither the Sponsor nor the Employer shall amend the Plan so as to cause or permit any part of the assets of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or so as to cause or permit any part of the assets of the Plan to revert to or become the property of the Employer.

          (ii) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. For purposes of this Article 14.1(c)(ii), a Plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the vested percentage (determined as of such date) of such Employee in his or her Employer Matching Contribution Account and Employer Nonelective Contribution Account will not be less than the percentage computed under the Plan without regard to such amendment.

          (iii) Any amendment to the Plan or Adoption Agreement which alters the Plan's vesting schedule (including any automatic amendment to the Plan vesting schedule resulting from a change to or from Top-Heavy Plan status) or any amendment which directly or indirectly affects the computation of a Participant's vested percentage in his or her Employer Contribution Account and Employer Nonelective Contribution Account under Article 7.2 shall be deemed to include the following terms:

                 (1) Each Participant having not less than three Years of Service for vesting purposes at the later of the date such amendment is adopted or the date such amendment becomes effective shall be permitted to elect to have his or her vested percentages computed under the Plan without regard to such amendment. Such election must be made within 60 days from the latest of: (i) the date the amendment is adopted, (ii) the date the amendment becomes effective, or (iii) the date the Participant is issued written notice of such amendment by the Plan Administrator or the Employer. Notwithstanding the preceding sentence, no election need be provided for any Participant whose vested percentage in his or her Employer Matching Contribution Account and Employer Nonelective Contribution Account under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment.

                 (2) No decrease in a Participant's vested percentage in his or her Employer Contribution Account and Employer Nonelective Contribution Account may occur in the event that the Plan's status as Top-Heavy changes for any Plan Year.

     14.2 Termination of Plan; Suspension of Contributions.

     (a) Plan Termination. The Employer, by duly adopted resolution, may terminate the Plan at any time. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall automatically terminate unless it is continued by a successor employer in accordance with
Article 14.3. Upon the termination or partial termination of the Plan, the separate accounts of all Participants affected thereby shall immediately become fully vested and nonforfeitable.

     (b) Suspension of Contributions. The Employer, by duly adopted resolution, may discontinue all further contributions to the Plan. Upon the complete suspension of contributions to the Plan by the Employer, the separate accounts of all Participants affected thereby shall immediately become fully vested and nonforfeitable. The Employer and Trustee shall continue to maintain the Plan and Trust in accordance with the requirements of Sections 401(a) and 501(a) of the Code, and the Plan Administrator shall direct the Trustee to distribute the separate accounts of Participants only at such times and in such manner as specifically provided in Article 8.

     14.3 Successor Employer. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust shall be continued by the successor employer, in which case such successor employer shall be substituted for the Employer under the Plan. The substitution of the successor employer shall constitute an assumption of Plan liabilities by the successor employer, and the successor employer shall have all powers, duties and responsibilities of the Employer under the Plan.

     14.4 Merger, Consolidation or Transfer. There shall be no merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan maintained or to be established for the benefit of all or some of the Participants in the Plan, unless each Participant would (if either this Plan or such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

     14.5 Distribution Upon Termination of Plan or Disposition of Assets or Subsidiary. If so directed by the Plan Administrator, the Trustee shall distribute to each Participant the amounts credited to the Participant's separate accounts under the Plan in a lump-sum payment (unless such amount is required to be paid in the form of a qualified joint and survivor annuity under
Article 8 or except as otherwise required under Article 8.3(b)) if:

     (a) the Plan is terminated under Article 14.2 without the establishment or maintenance by the Employer of another defined contribution plan;

     (b) the Employer is a corporation and the Employer disposes of substantially all the assets (within the meaning of Section 409(d)(2) of the Code) used in its trade or business to an unrelated corporation, provided that the Participant continues employment with the corporation acquiring such assets and the Employer continues to maintain the Plan after the disposition; or

     (c) the Employer is a corporation and the Employer disposes of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), provided that the Participant continues employment with such subsidiary and the Employer continues to maintain the Plan after the disposition.

                                  ARTICLE 15

                                 MISCELLANEOUS
                                 -------------

     15.1  Exclusive Benefit of Participants and Beneficiaries.

     (a) The corpus or income of the Trust shall not be used for, or diverted to, purposes other than for the exclusive benefit of Participants, former Participants and their Beneficiaries. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in subsection (b) below.

     (b) Employer Contributions to the Plan may be returned to the Employer under the following conditions:

          (i) If the Employer Contribution was made by mistake of fact, such contribution may be returned to the Employer within one year of the payment of such contribution.

          (ii) Employer Contributions to the Plan are specifically conditioned upon their deductibility under the Code. To the extent a deduction is disallowed for any such contribution, it may be returned to the Employer within one year after the disallowance of the deduction.

          (iii) Employer contributions to the Plan are specifically conditioned on the initial qualification of the Plan under the Code. If the Plan is determined by the Internal Revenue Service to not be initially qualified, any Employer contributions made incident to that initial qualification may be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

     15.2 Leased Employees. For purposes of this Plan, any leased employee of the Employer shall be treated as an Employee of the Employer and shall be otherwise eligible for coverage and benefits under the Plan, unless:

          (1) the leased employee is covered by a money purchase pension plan providing (i) a non-integrated employer contribution of at least 10 percent of compensation (as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Section 125, 402(a)(8), 402(h) or 403(b) of the Code), (h) immediate participation, and (iii) full and immediate vesting; and

          (2) leased employees do not constitute more than 20 percent of the Employer's non-highly compensated workforce.


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

For purposes of this Article 15.2, the term "leased employee" means any person (other than an employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and any related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the recipient employer. Contributions or benefits provided to the leased employee by the leasing organization which are attributable to services performed for the recipient employer shall be treated as provided by the recipient employer.

     15.3 Crediting Service With Predecessor Employer. If the Employer maintains this Plan as the plan of a predecessor employer, service with the predecessor employer shall be treated as service with the Employer under this Plan in accordance with Articles 3.4(b) and 7.3(b).

     15.4  Special Requirements For Controlled Business By Owner-Employees.

     (a) If this Plan provides contributions or benefits for one or more Owner-Employees who control both the trade or business with respect to which this Plan is established and one or more other trades or businesses, this Plan and any plan established with respect to such other trades or businesses must, when looked at as a single plan, satisfy Section 401 (a) and (d) of the Code with respect to the employees of this and all such other trades or businesses.

     (b) If this Plan provides contributions or benefits for one or more Owner-Employees who control one or more other trades of businesses, the employees of each such other trade or business must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under this Plan.

     (c) If an individual is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the individual controls a trade or business, then the contributions or benefits of the employees under the plan of the trades or businesses which are controlled must be as favorable as those provided for the Owner-Employee under the most favorable plan of the trade or business which is not controlled.

     (d) For purposes of the preceding paragraphs, an Owner-Employee, or two or more Owner-Employees, shall be considered to control a trade or business if such Owner-Employee, or such two or more Owner-Employees together:

          (1)  own the entire interest in a unincorporated trade or business; or

          (2) in the case of a partnership, own more than 50 percent of either the capital interest or the profits interest in such partnership.

For purposes of the preceding sentence, an Owner-Employee, or two or more Owner-Employees, shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.


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

     15.5 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

     15.6 Right to Trust Assets. No Employee, Participant, former Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of employment or otherwise, except as specifically provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

     15.7 Nonalienation of Benefits. Except as provided under Article 10 with respect to Plan loans, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, whether voluntary or involuntary; provided, however, that the Trustee shall not be hereby precluded from complying with any qualified domestic relations order as defined in Section 414(p) of the Code or any domestic relations order entered before January 1, 1985. Any attempt by a Participant, former Participant or Beneficiary to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trustee shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

     15.8 Failure of Qualification. If the Employer fails to attain or retain this Plan as a plan which qualifies under Section 401 of the Code, then the Plan as adopted by the Employer will no longer represent a prototype plan covered by an opinion letter issued by the Internal Revenue Service to the Sponsor as to the acceptability of the form of the Plan and Trust Agreement under Sections 401 and 501 (a) of the Code, but rather will be considered an individually-designed plan.

     15.9 Applicable Law. The Plan shall be construed and enforced in accordance with and by the laws of the state in which the Employer's principal place of business is located, as specified in the Adoption Agreement, to the extent permitted by ERISA.


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